FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$220,864	$619,648	$3,620,008	$5,136,281	$7,062,521
Net Assets	$220,864	$619,648	$3,620,008	$5,136,281	$7,062,521

NET ASSETS, representing:
Accumulation units	$220,864	$619,648	$3,620,008	$5,136,281	$7,062,521
	$220,864	$619,648	$3,620,008	$5,136,281	$7,062,521

Units outstanding	106,303	100,119	143,443	383,408	709,281

Portfolio shares held	22,086	43,302	37,182	115,682	180,766
Portfolio net asset value per share	$10.00	$14.31	$97.36	$44.40	$39.07
Investment in portfolio shares, at cost	$220,864	$512,083	$930,695	$1,916,924	$2,630,448

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$13,994	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	3,717	7,437	41,050	62,093	84,012
Reimbursement for excess expenses	—	(205)	(2,125)	(10,617)	(11,797)

NET EXPENSES	3,717	7,232	38,925	51,476	72,215

NET INVESTMENT INCOME (LOSS)	10,277	(7,232)	(38,925)	(51,476)	(72,215)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,404	263,310	335,854	238,202
Net change in unrealized appreciation (depreciation) on investments	—	39,809	664,090	488,175	730,539

NET GAIN (LOSS) ON INVESTMENTS	—	42,213	927,400	824,029	968,741

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,277	$34,981	$888,475	$772,553	$896,526

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$1,274,451	$348,061	$374,956	$1,007,133	$1,567,975
Net Assets	$1,274,451	$348,061	$374,956	$1,007,133	$1,567,975

NET ASSETS, representing:
Accumulation units	$1,274,451	$348,061	$374,956	$1,007,133	$1,567,975
	$1,274,451	$348,061	$374,956	$1,007,133	$1,567,975

Units outstanding	73,474	49,091	22,588	49,271	283,945

Portfolio shares held	25,212	52,577	8,783	8,710	28,416
Portfolio net asset value per share	$50.55	$6.62	$42.69	$115.63	$55.18
Investment in portfolio shares, at cost	$511,213	$263,985	$321,326	$344,006	$564,806

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	14,507	4,114	4,631	11,486	17,789
Reimbursement for excess expenses	—	—	—	—	—

NET EXPENSES	14,507	4,114	4,631	11,486	17,789

NET INVESTMENT INCOME (LOSS)	(14,507)	(4,114)	(4,631)	(11,486)	(17,789)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	25,059	5,638	950	29,565	15,873
Net change in unrealized appreciation (depreciation) on investments	144,490	32,029	6,360	183,029	243,036

NET GAIN (LOSS) ON INVESTMENTS	169,549	37,667	7,310	212,594	258,909

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$155,042	$33,553	$2,679	$201,108	$241,120
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,813,250	$472,789	$74,686	$9,746
Net Assets	$1,813,250	$472,789	$74,686	$9,746

NET ASSETS, representing:
Accumulation units	$1,813,250	$472,789	$74,686	$9,746
	$1,813,250	$472,789	$74,686	$9,746

Units outstanding	131,083	40,249	21,549	882

Portfolio shares held	12,799	8,096	5,844	580
Portfolio net asset value per share	$141.67	$58.40	$12.78	$16.79
Investment in portfolio shares, at cost	$458,824	$168,252	$69,917	$10,207

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	22,164	5,318	978	111
Reimbursement for excess expenses	—	—	—	—

NET EXPENSES	22,164	5,318	978	111

NET INVESTMENT INCOME (LOSS)	(22,164)	(5,318)	(978)	(111)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	411,621	4,739	81	(29)
Net change in unrealized appreciation (depreciation) on investments	357,617	59,828	3,492	1,093

NET GAIN (LOSS) ON INVESTMENTS	769,238	64,567	3,573	1,064

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$747,074	$59,249	$2,595	$953

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$10,277	$(7,232)	$(38,925)	$(51,476)	$(72,215)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,404	263,310	335,854	238,202
Net change in unrealized appreciation (depreciation) on investments	—	39,809	664,090	488,175	730,539

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,277	34,981	888,475	772,553	896,526

CONTRACT OWNER TRANSACTIONS
Policy loans	(7,046)	(8,064)	(211,759)	(9,758)	(11,173)
Policy loan repayments and interest	195	16,452	33,693	298,741	259,595
Surrenders, withdrawals and death benefits	(180,000)	(9,996)	(48,543)	(758,349)	(467,044)
Net transfers between other subaccounts
or fixed rate option	—	—	(69,408)	—	(72,393)
Miscellaneous transactions	(2,927)	(1)	(3,959)	(14,471)	5,619
Other charges	(1,260)	(4,402)	(22,959)	(28,376)	(40,719)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(191,038)	(6,011)	(322,935)	(512,213)	(326,115)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(180,761)	28,970	565,540	260,340	570,411

NET ASSETS
Beginning of period	401,625	590,678	3,054,468	4,875,941	6,492,110
End of period	$220,864	$619,648	$3,620,008	$5,136,281	$7,062,521

Beginning units	200,243	101,149	158,513	424,833	744,768
Units issued	63	1,097	1,060	376	702
Units redeemed	(94,003)	(2,127)	(16,130)	(41,801)	(36,189)
Ending units	106,303	100,119	143,443	383,408	709,281

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(14,507)	$(4,114)	$(4,631)	$(11,486)	$(17,789)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	25,059	5,638	950	29,565	15,873
Net change in unrealized appreciation (depreciation) on investments	144,490	32,029	6,360	183,029	243,036

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	155,042	33,553	2,679	201,108	241,120

CONTRACT OWNER TRANSACTIONS
Policy loans	(12,060)	—	(1,094)	(8,955)	(180)
Policy loan repayments and interest	10,738	—	1,172	24,357	342
Surrenders, withdrawals and death benefits	(14,327)	(29,446)	—	(21,652)	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	(19,907)	—
Miscellaneous transactions	(310)	3,067	1	2	—
Other charges	(8,260)	(1,810)	(2,350)	(6,383)	(8,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(24,219)	(28,189)	(2,271)	(32,538)	(8,470)

TOTAL INCREASE (DECREASE) IN NET ASSETS	130,823	5,364	408	168,570	232,650

NET ASSETS
Beginning of period	1,143,628	342,697	374,548	838,563	1,335,325
End of period	$1,274,451	$348,061	$374,956	$1,007,133	$1,567,975

Beginning units	75,016	53,382	22,726	51,020	285,626
Units issued	512	—	57	271	54
Units redeemed	(2,054)	(4,291)	(195)	(2,020)	(1,735)
Ending units	73,474	49,091	22,588	49,271	283,945

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(22,164)	$(5,318)	$(978)	$(111)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	411,621	4,739	81	(29)
Net change in unrealized appreciation (depreciation) on investments	357,617	59,828	3,492	1,093

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	747,074	59,249	2,595	953

CONTRACT OWNER TRANSACTIONS
Policy loans	(170,874)	—	—	(151)
Policy loan repayments and interest	7,919	—	—	265
Surrenders, withdrawals and death benefits	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(384,050)	—	(6,764)	—
Miscellaneous transactions	183	—	102	—
Other charges	(11,439)	(2,539)	(465)	(68)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(558,261)	(2,539)	(7,127)	46

TOTAL INCREASE (DECREASE) IN NET ASSETS	188,813	56,710	(4,532)	999

NET ASSETS
Beginning of period	1,624,437	416,079	79,218	8,747
End of period	$1,813,250	$472,789	$74,686	$9,746

Beginning units	178,047	40,489	23,726	876
Units issued	493	—	—	22
Units redeemed	(47,457)	(240)	(2,177)	(16)
Ending units	131,083	40,249	21,549	882

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$530	$(7,654)	$(41,038)	$(55,002)	$(74,249)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,740	235,310	275,840	187,877
Net change in unrealized appreciation (depreciation) on investments	—	(109,460)	(1,335,018)	(1,173,997)	(1,341,528)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	530	(113,374)	(1,140,746)	(953,159)	(1,227,900)

CONTRACT OWNER TRANSACTIONS
Policy loans	—	(8,450)	(23,079)	(25,665)	(31,658)
Policy loan repayments and interest	—	7,461	21,279	22,580	151,453
Surrenders, withdrawals and death benefits	—	(8,677)	(256,577)	(388,582)	(315,287)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	(52)	(58)	(12,822)	13,903	4,908
Other charges	(2,407)	(4,628)	(21,864)	(35,496)	(45,116)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(2,459)	(14,352)	(293,063)	(413,260)	(235,700)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,929)	(127,726)	(1,433,809)	(1,366,419)	(1,463,600)

NET ASSETS
Beginning of period	403,554	718,404	4,488,277	6,242,360	7,955,710
End of period	$401,625	$590,678	$3,054,468	$4,875,941	$6,492,110

Beginning units	201,460	103,534	172,411	459,182	770,240
Units issued	—	822	579	933	1,769
Units redeemed	(1,217)	(3,207)	(14,477)	(35,282)	(27,241)
Ending units	200,243	101,149	158,513	424,833	744,768

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(14,288)	$(4,487)	$(4,453)	$(11,159)	$(17,488)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	24,296	8,263	557	12,633	15,142
Net change in unrealized appreciation (depreciation) on investments	(124,417)	(53,583)	69,949	(204,373)	(328,616)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(114,409)	(49,807)	66,053	(202,899)	(330,962)

CONTRACT OWNER TRANSACTIONS
Policy loans	(11,194)	—	(923)	(8,095)	—
Policy loan repayments and interest	9,894	—	892	7,217	127
Surrenders, withdrawals and death benefits	(15,196)	(33,399)	(31,111)	—	—
Net transfers between other subaccounts
or fixed rate option	17,481	—	2,500	—	3,000
Miscellaneous transactions	116	786	(3,214)	—	(65)
Other charges	(8,045)	(2,119)	(2,183)	(6,165)	(8,464)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(6,944)	(34,732)	(34,039)	(7,043)	(5,402)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(121,353)	(84,539)	32,014	(209,942)	(336,364)

NET ASSETS
Beginning of period	1,264,981	427,236	342,534	1,048,505	1,671,689
End of period	$1,143,628	$342,697	$374,548	$838,563	$1,335,325

Beginning units	75,484	58,337	25,051	51,451	286,776
Units issued	1,606	—	207	280	559
Units redeemed	(2,074)	(4,955)	(2,532)	(711)	(1,709)
Ending units	75,016	53,382	22,726	51,020	285,626

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(24,202)	$(5,472)	$(1,048)	$(105)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	42,745	4,910	314	(9)
Net change in unrealized appreciation (depreciation) on investments	(1,050,936)	(87,538)	(12,898)	(1,554)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,032,393)	(88,100)	(13,632)	(1,668)

CONTRACT OWNER TRANSACTIONS
Policy loans	(2,732)	—	—	—
Policy loan repayments and interest	2,304	—	—	111
Surrenders, withdrawals and death benefits	(13,297)	—	(2,294)	—
Net transfers between other subaccounts
or fixed rate option	(14,033)	—	—	10,399
Miscellaneous transactions	(565)	—	166	(31)
Other charges	(12,792)	(2,627)	(493)	(64)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(41,115)	(2,627)	(2,621)	10,415

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,073,508)	(90,727)	(16,253)	8,747

NET ASSETS
Beginning of period	2,697,945	506,806	95,471	—
End of period	$1,624,437	$416,079	$79,218	$8,747

Beginning units	182,240	40,732	24,441	—
Units issued	118	—	—	879
Units redeemed	(4,311)	(243)	(715)	(3)
Ending units	178,047	40,489	23,726	876

The accompanying notes are an integral part of these financial statements.
A9

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT
December 31, 2023

Note 1:    General

Pruco Life of New Jersey Single Premium Variable Life Account (the “Account”) was established under the laws of the State of New Jersey on April 15, 1985 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of Discovery Life Plus contract (the “contract” or "product") are invested in the Account. The portion of the Account’s assets applicable to the contract is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contract. The contract offers the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund or the Advanced Series Trust (collectively, the "Portfolios").

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF Global Portfolio (Class I)
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)
AST Cohen & Steers Realty Portfolio

There were no mergers during the period ended December 31, 2023.

New sales of the product which invests in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the product and any optional benefits, if elected.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

A10

Note 2:    Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2023, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A11

Note 5:    Purchases and Sales of Investments
The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2023 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$35	$194,790
PSF PGIM Total Return Bond Portfolio (Class I)	5,474	18,716
PSF PGIM Jennison Blend Portfolio (Class I)	15,528	377,389
PSF PGIM Flexible Managed Portfolio (Class I)	2,134	565,823
PSF PGIM 50/50 Balanced Portfolio (Class I)	1,875	400,205
PSF PGIM Jennison Value Portfolio (Class I)	6,249	44,974
PSF PGIM High Yield Bond Portfolio (Class I)	—	32,303
PSF Natural Resources Portfolio (Class I)	510	7,413
PSF Stock Index Portfolio (Class I)	3,488	47,512
PSF Global Portfolio (Class I)	85	26,345
PSF PGIM Jennison Growth Portfolio (Class I)	3,750	584,176
PSF Small-Cap Stock Index Portfolio (Class I)	—	7,857
PSF PGIM Government Income Portfolio (Class I)	—	8,105
AST Cohen & Steers Realty Portfolio	216	281

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

A12

Note 6:    Related Party Transactions (continued)

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

A summary of units outstanding, accumulation unit values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying Portfolios, and total returns by subaccount is presented below for each of the five years in the period ended December 31, 2023.

	At the year ended			For the year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2023	106	$2.08	$221	4.71%	1.25%	3.59%
December 31, 2022	200	$2.01	$402	1.37%	1.25%	0.13%
December 31, 2021	201	$2.00	$404	0.04%	1.25%	-1.22%
December 31, 2020	212	$2.03	$429	0.34%	1.25%	-0.96%
December 31, 2019	242	$2.05	$496	1.86%	1.25%	0.66%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2023	100	$6.19	$620	0.00%	1.22%	5.98%
December 31, 2022	101	$5.84	$591	0.00%	1.22%	-15.84%
December 31, 2021	104	$6.94	$718	0.00%	1.22%	-1.96%
December 31, 2020	163	$7.08	$1,153	0.00%	1.22%	7.15%
December 31, 2019	167	$6.61	$1,102	0.00%	1.21%	9.57%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2023	143	$25.24	$3,620	0.00%	1.19%	30.97%
December 31, 2022	159	$19.27	$3,054	0.00%	1.19%	-25.98%
December 31, 2021	172	$26.03	$4,488	0.00%	1.19%	18.94%
December 31, 2020	192	$21.89	$4,210	0.00%	1.18%	27.49%
December 31, 2019	232	$17.17	$3,991	0.00%	1.18%	27.38%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2023	383	$13.40	$5,136	0.00%	1.04%	16.72%
December 31, 2022	425	$11.48	$4,876	0.00%	1.03%	-15.57%
December 31, 2021	459	$13.59	$6,242	0.00%	1.04%	16.16%
December 31, 2020	488	$11.70	$5,717	0.00%	1.03%	8.47%
December 31, 2019	537	$10.79	$5,797	0.00%	1.02%	18.66%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2023	709	$9.96	$7,063	0.00%	1.08%	14.23%
December 31, 2022	745	$8.72	$6,492	0.00%	1.08%	-15.61%
December 31, 2021	770	$10.33	$7,956	0.00%	1.08%	12.16%
December 31, 2020	848	$9.21	$7,809	0.00%	1.07%	10.25%
December 31, 2019	923	$8.35	$7,707	0.00%	1.06%	17.24%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2023	73	$17.35	$1,274	0.00%	1.25%	13.78%
December 31, 2022	75	$15.25	$1,144	0.00%	1.25%	-9.03%
December 31, 2021	75	$16.76	$1,265	0.00%	1.25%	26.21%
December 31, 2020	81	$13.28	$1,078	0.00%	1.25%	2.30%
December 31, 2019	86	$12.98	$1,115	0.00%	1.25%	24.50%
A13

Note 7:    Financial Highlights (continued)

	At the year ended			For the year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2023	49	$7.09	$348	0.00%	1.25%	10.44%
December 31, 2022	53	$6.42	$343	0.00%	1.25%	-12.34%
December 31, 2021	58	$7.32	$427	0.00%	1.25%	6.59%
December 31, 2020	60	$6.87	$416	0.00%	1.25%	5.78%
December 31, 2019	75	$6.50	$487	0.00%	1.25%	14.89%

	PSF Natural Resources Portfolio (Class I)
December 31, 2023	23	$16.60	$375	0.00%	1.25%	0.72%
December 31, 2022	23	$16.48	$375	0.00%	1.25%	20.53%
December 31, 2021	25	$13.67	$343	0.00%	1.25%	23.95%
December 31, 2020	29	$11.03	$315	0.00%	1.25%	10.89%
December 31, 2019	32	$9.95	$313	0.00%	1.25%	9.32%

	PSF Stock Index Portfolio (Class I)
December 31, 2023	49	$20.44	$1,007	0.00%	1.25%	24.36%
December 31, 2022	51	$16.44	$839	0.00%	1.25%	-19.35%
December 31, 2021	51	$20.38	$1,049	0.00%	1.25%	26.69%
December 31, 2020	63	$16.08	$1,018	0.00%	1.25%	16.62%
December 31, 2019	76	$13.79	$1,050	0.00%	1.25%	29.45%

	PSF Global Portfolio (Class I)
December 31, 2023	284	$5.52	$1,568	0.00%	1.25%	18.12%
December 31, 2022	286	$4.68	$1,335	0.00%	1.25%	-19.80%
December 31, 2021	287	$5.83	$1,672	0.00%	1.25%	16.76%
December 31, 2020	298	$4.99	$1,488	0.00%	1.25%	14.40%
December 31, 2019	315	$4.36	$1,376	0.00%	1.25%	28.77%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2023	131	$13.83	$1,813	0.00%	1.25%	51.62%
December 31, 2022	178	$9.12	$1,624	0.00%	1.25%	-38.37%
December 31, 2021	182	$14.80	$2,698	0.00%	1.25%	14.57%
December 31, 2020	181	$12.92	$2,342	0.00%	1.25%	54.27%
December 31, 2019	194	$8.38	$1,626	0.00%	1.25%	31.69%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2023	40	$11.75	$473	0.00%	1.25%	14.31%
December 31, 2022	40	$10.28	$416	0.00%	1.25%	-17.41%
December 31, 2021	41	$12.44	$507	0.00%	1.25%	24.78%
December 31, 2020	41	$9.97	$409	0.00%	1.25%	9.62%
December 31, 2019	60	$9.10	$547	0.00%	1.25%	20.90%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2023	22	$3.47	$75	0.00%	1.25%	3.80%
December 31, 2022	24	$3.34	$79	0.00%	1.25%	-14.52%
December 31, 2021	24	$3.91	$95	0.00%	1.25%	-4.37%
December 31, 2020	25	$4.08	$100	0.00%	1.25%	5.84%
December 31, 2019	27	$3.86	$104	0.00%	1.25%	5.30%

	AST Cohen & Steers Realty Portfolio (available February 22, 2021)
December 31, 2023	1	$11.05	$10	0.00%	1.25%	10.70%
December 31, 2022	1	$9.98	$9	0.00%	1.25%	-26.29%
December 31, 2021	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2020	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2019	—	$—	$—	0.00%	0.00%	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

A14

Note 7:    Financial Highlights (continued)

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2023 or for the periods indicated within. Total return may reflect the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the total return would be lower.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges, at an effective annual rate of 0.90%, are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may not live as long as estimated and expense risk is the risk that the cost of issuing and administering the contract may exceed related charges assessed by Pruco Life of New Jersey. These charges are assessed through a reduction in unit values.

B.Administration Charge

The administration charge, at an effective annual rate of 0.35%, is applied daily against the net assets of each subaccount. Administration charge includes costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through a reduction in unit values.

C.Reimbursement for excess expenses

Expenses, including a management fee charged by PGIM Investments, are incurred by each portfolio of The Prudential Series Fund. Pursuant to a prior merger agreement, the PSF PGIM Government Money Market Portfolio (Class I), PSF PGIM Total Return Bond Portfolio (Class I), PSF PGIM Jennison Blend Portfolio (Class I), PSF PGIM Flexible Managed Portfolio (Class I) and PSF PGIM 50/50 Balanced Portfolio (Class I) subaccounts of the Account are reimbursed by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolios of The Prudential Series Fund. During the period ended December 31, 2023, there were reimbursement for excess expenses.

D.Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) the contract is also subject to monthly cost of insurance charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units and are generally assessed at the rate of 0.05% per month of the contract value.

A15

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company of New Jersey and the Contract Owners of Pruco Life of New Jersey Single Premium Variable Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life of New Jersey Single Premium Variable Life Account indicated in the table below as of December 31, 2023, the related statements of operations for the period then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Single Premium Variable Life Account as of December 31, 2023, the results of each of their operations for the period then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)	PSF Global Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)	AST Cohen & Steers Realty Portfolio

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company of New Jersey management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life of New Jersey Single Premium Variable Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life of New Jersey Single Premium Variable Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 23, 2024

We have served as the auditor of one or more of the subaccounts of Pruco Life of New Jersey Single Premium Variable Life Account since at least 2013. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of Pruco Life of New Jersey Single Premium Variable Life Account.
A17

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2023, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2023.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 20, 2024

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Pruco Life Insurance Company of New Jersey (the "Company") as of December 31, 2023 and 2022, and the related statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for long-duration insurance and investment contracts in 2023.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2 and 8 to the financial statements, the Company issues certain life contracts which contain guaranteed benefit features, including no-lapse guarantees. For these contract features, additional insurance reserves are established when associated assessments are recognized. The liability for no-lapse guarantee features is included within the additional insurance reserves balance. As of December 31, 2023, the additional insurance reserve was $986 million, recorded within the liability for future policy benefits. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the significant assumptions), and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management when developing the significant assumptions for the guaranteed benefit features accounted for as additional insurance reserves, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to the significant assumptions used by management, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the significant assumptions. These procedures also included, among others, (i) testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, (ii) the use of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the significant assumptions and testing that the significant assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 20, 2024

We have served as the Company's auditor since 1996.

Pruco Life Insurance Company of New Jersey
Statements of Financial Position
December 31, 2023 and 2022 (in thousands, except share amounts)

	December 31, 2023	December 31, 2022
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2023 – $4; 2022 – $363) (amortized cost: 2023 – $2,559,973; 2022 – $1,990,718)	$2,362,095	$1,719,488
Fixed maturities, trading, at fair value (amortized cost: 2023 – $25,745; 2022 – $27,566)	23,440	23,782
Equity securities, at fair value (cost: 2023 – $4,653; 2022 – $4,614)	4,615	4,358
Policy loans	1,115,096	212,063
Short-term investments	5,959	7,000
Commercial mortgage and other loans (net of $1,162 and $408 allowance for credit losses at December 31, 2023 and December 31, 2022, respectively)	239,629	148,179
Other invested assets (includes $4,387 and $2,389 of assets measured at fair value at December 31, 2023 and 2022, respectively)	153,885	129,528
Total investments	3,904,719	2,244,398
Cash and cash equivalents	186,383	255,767
Deferred policy acquisition costs(1)	393,139	351,874
Accrued investment income	53,906	25,222
Reinsurance recoverables(1)	3,603,225	3,098,248
Receivables from parent and affiliates	24,502	19,348
Income tax assets(1)	68,079	67,615
Market risk benefit assets(1)	537,659	558,624
Other assets(1)	49,010	48,391
Separate account assets	14,077,103	13,926,958
TOTAL ASSETS	$22,897,725	$20,596,445
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances(1)	$4,036,184	$2,774,315
Future policy benefits(1)	2,398,443	2,130,042
Market risk benefit liabilities(1)	537,659	558,624
Payables to parent and affiliates	9,380	7,546
Other liabilities(1)	470,830	172,305
Separate account liabilities	14,077,103	13,926,958
Total liabilities	21,529,599	19,569,790
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 16)
EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	1,032,513	775,412
Retained earnings(1)	381,140	285,433
Accumulated other comprehensive income (loss)(1)	(47,527)	(36,190)
Total equity	1,368,126	1,026,655
TOTAL LIABILITIES AND EQUITY	$22,897,725	$20,596,445
(1)    Prior period amounts reflect the implementation of Accounting Standard Update ("ASU") 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2023, 2022 and 2021 (in thousands)

	2023	2022	2021
REVENUES
Premiums(1)	$39,553	$33,708	$28,749
Policy charges and fee income(1)	59,679	57,734	72,162
Net investment income	166,024	98,392	100,491
Asset administration fees	9,147	8,480	8,875
Other income (loss)	3,576	(2,153)	781
Realized investment gains (losses), net(1)	(44,310)	13,835	515
Change in value of market risk benefits, net of related hedging gain (loss)(1)	62,792	(142,046)	39,670
TOTAL REVENUES	296,461	67,950	251,243
BENEFITS AND EXPENSES
Policyholders’ benefits(1)	55,503	28,189	40,779
Change in estimates of liability for future policy benefits(1)	(2,115)	16,631	2,819
Interest credited to policyholders’ account balances	64,135	47,578	43,004
Amortization of deferred policy acquisition costs(1)	20,572	19,290	18,198
General, administrative and other expenses(1)	50,789	56,865	50,727
TOTAL BENEFITS AND EXPENSES	188,884	168,553	155,527
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	107,577	(100,603)	95,716
Income tax expense (benefit)(1)	11,870	(30,774)	11,093
NET INCOME (LOSS)	$95,707	$(69,829)	$84,623
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	225	(336)	(259)
Net unrealized investment gains (losses)(1)	58,515	(376,485)	(67,261)
Interest rate remeasurement of future policy benefits(1)	(10,299)	59,867	13,404
Gain (loss) from changes in non-performance risk on market risk benefits(1)	(62,792)	142,046	(39,669)
Total	(14,351)	(174,908)	(93,785)
Less: Income tax expense (benefit) related to other comprehensive income (loss)(1)	(3,014)	(36,731)	(19,694)
Other comprehensive income (loss), net of taxes	(11,337)	(138,177)	(74,091)
Comprehensive income (loss)	$84,370	$(208,006)	$10,532
(1)    Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Equity
Years Ended December 31, 2023, 2022 and 2021 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2020	$2,000	$348,735	$328,450	$185,407	$864,592
Cumulative effect of adoption of ASU 2018-12			(57,811)	(9,329)	(67,140)
Contributed capital		101,300			101,300
Contributed (distributed) capital- parent/child asset transfers		67			67
Comprehensive income (loss):
Net income (loss)			84,623		84,623
Other comprehensive income (loss), net of tax				(74,091)	(74,091)
Total comprehensive income (loss)					10,532
Balance, December 31, 2021(1)	2,000	450,102	355,262	101,987	909,351
Contributed capital		326,700			326,700
Contributed (distributed) capital- parent/child asset transfers		(1,390)			(1,390)
Comprehensive income (loss):
Net income (loss)			(69,829)		(69,829)
Other comprehensive income (loss), net of tax				(138,177)	(138,177)
Total comprehensive income (loss)					(208,006)
Balance, December 31, 2022(1)	2,000	775,412	285,433	(36,190)	1,026,655
Contributed capital		256,600			256,600
Contributed (distributed) capital- parent/child asset transfers		501			501
Comprehensive income (loss):
Net income (loss)			95,707		95,707
Other comprehensive income (loss), net of tax				(11,337)	(11,337)
Total comprehensive income (loss)					84,370
Balance, December 31, 2023	$2,000	$1,032,513	$381,140	$(47,527)	$1,368,126
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Cash Flows
Years Ended December 31, 2023, 2022 and 2021 (in thousands)

	2023	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)(1)	$95,707	$(69,829)	$84,623
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income(1)	(9,491)	(3,182)	6,705
Interest credited to policyholders’ account balances	64,135	47,578	43,004
Realized investment (gains) losses, net(1)	44,310	(13,835)	(515)
Change in value of market risk benefits, net of related hedging (gains) losses(1)	(62,792)	142,046	(39,670)
Change in:
Future policy benefits and other insurance liabilities(1)	290,389	422,975	315,782
Reinsurance recoverables(1)	(150,499)	(365,401)	(116,031)
Accrued investment income	(28,684)	(2,683)	(1,291)
Net payables to/receivables from parent and affiliates	(8,270)	3,073	(4,223)
Deferred policy acquisition costs(1)	(41,264)	(43,130)	(64,526)
Income taxes(1)	2,416	(8,362)	4,550
Derivatives, net	14,217	4,514	25,229
Other, net(1)	(117,664)	(102,980)	(123,099)
Cash flows from (used in) operating activities	92,510	10,784	130,538
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	114,300	101,647	101,100
Fixed maturities, trading	1,821	6,251	580
Equity securities	27	45	0
Policy loans	30,698	28,786	28,007
Ceded policy loans	(2,198)	(1,687)	(1,827)
Short-term investments	12,000	9,997	32
Commercial mortgage and other loans	10,772	18,108	21,360
Other invested assets	2,288	3,014	6,414
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(681,930)	(335,123)	(226,125)
Fixed maturities, trading	0	0	(19,724)
Equity securities	(57)	(182)	0
Policy loans	(926,073)	(21,782)	(17,769)
Ceded policy loans	3,058	2,033	1,770
Short-term investments	(10,949)	(7,000)	(9,997)
Commercial mortgage and other loans	(102,277)	(51,654)	(3,912)
Other invested assets	(16,146)	(16,508)	(23,513)
Notes receivable from parent and affiliates, net	629	(36)	(33)
Derivatives, net	458	3,806	1,301
Other, net	0	4,053	(785)

	2023	2022	2021
Cash flows from (used in) investing activities	(1,563,579)	(256,232)	(143,121)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	1,592,494	496,074	559,970
Ceded policyholders’ account deposits	(319,300)	(313,962)	(331,276)
Policyholders’ account withdrawals	(408,084)	(384,210)	(514,729)
Ceded policyholders’ account withdrawals	265,027	240,291	248,163
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	0	0	(2,725)
Contributed / (return of) capital	255,000	325,400	100,000
Contributed (distributed) capital - parent/child asset transfers	634	(1,759)	85
Drafts outstanding	202	5,501	(1,804)
Other, net	15,712	(2,436)	22,688
Cash flows from (used in) financing activities	1,401,685	364,899	80,372
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(69,384)	119,451	67,789
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	255,767	136,316	68,527
CASH AND CASH EQUIVALENTS, END OF YEAR	$186,383	$255,767	$136,316
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$9,454	$(22,412)	$6,543
Interest paid	$156	$0	$18
(1)    Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2023, 2022 and 2021.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company of New Jersey (the "Company" or "PLNJ") is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.

Basis of Presentation

On January 1, 2023, the Company adopted ASU 2018-12, Financial Services— Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, which provided new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. See “Adoption of ASU 2018-12” below for additional information regarding this adoption, including the impacts to the Company’s 2022 and 2021 financial statements from implementing the new accounting standard as well as the transition impacts recorded as of January 1, 2021. See Note 2 for additional details regarding the key policy changes effected by this ASU and updated accounting policies resulting from the adoption of this ASU for all periods presented in the Financial Statements.

The Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Adoption of ASU 2018-12

In August 2018, the Financial Accounting Standards Board ("FASB") issued ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts which provides new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. The Company adopted this guidance, effective January 1, 2023, using the modified retrospective transition method, where permitted, for changes to the liability for future policy benefits and DAC and related balances, and using the retrospective transition method, as required, for market risk benefits. The Company applied the guidance as of the transition date of January 1, 2021 and retrospectively adjusted prior period amounts shown in the 2023 financial statements to reflect the new guidance.

The following tables present amounts as originally reported for 2022 and 2021, the effect upon those amounts from the adoption of the new guidance under ASU 2018-12, and the adjusted amounts that are reflected in the Financial Statements included herein.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Statements of Financial Position:

	December 31, 2022
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
Deferred policy acquisition costs	$364,494	$(12,620)	$351,874
Reinsurance recoverables	3,258,526	(160,278)	3,098,248
Income tax assets	67,126	489	67,615
Market risk benefit assets	0	558,624	558,624
Other assets	16,207	32,184	48,391
TOTAL ASSETS	$20,178,046	$418,399	$20,596,445
Policyholders’ account balances	$2,763,730	$10,585	$2,774,315
Future policy benefits	2,303,407	(173,365)	2,130,042
Market risk benefit liabilities	0	558,624	558,624
Other liabilities	147,908	24,397	172,305
Total liabilities	19,149,549	420,241	19,569,790

Retained earnings	439,236	(153,803)	285,433
Accumulated other comprehensive income (loss)	(188,151)	151,961	(36,190)
Total equity	1,028,497	(1,842)	1,026,655
TOTAL LIABILITIES AND EQUITY	$20,178,046	$418,399	$20,596,445

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Statements of Operations and Comprehensive Income (Loss):

	Year Ended December 31, 2022
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
REVENUES
Premiums	$34,901	$(1,193)	$33,708
Policy charges and fee income	85,416	(27,682)	57,734
Realized investment gains (losses), net	13,416	419	13,835
Change in value of market risk benefits, net of related hedging gain (loss)	0	(142,046)	(142,046)
TOTAL REVENUES	238,452	(170,502)	67,950
BENEFITS AND EXPENSES
Policyholders’ benefits	55,094	(26,905)	28,189
Change in estimates of liability for future policy benefits	0	16,631	16,631
Amortization of deferred policy acquisition costs	24,512	(5,222)	19,290
General, administrative and other expenses	58,570	(1,705)	56,865
TOTAL BENEFITS AND EXPENSES	185,754	(17,201)	168,553
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	52,698	(153,301)	(100,603)
Income tax expense (benefit)	1,419	(32,193)	(30,774)
NET INCOME (LOSS)	$51,279	$(121,108)	$(69,829)
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	(403,214)	26,729	(376,485)
Interest rate remeasurement of future policy benefits	0	59,867	59,867
Gain (loss) from changes in non-performance risk on market risk benefits	0	142,046	142,046
Total	(403,550)	228,642	(174,908)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(84,746)	48,015	(36,731)
Other comprehensive income (loss), net of taxes	(318,804)	180,627	(138,177)
Comprehensive income (loss)	$(267,525)	$59,519	$(208,006)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
REVENUES
Premiums	$29,945	$(1,196)	$28,749
Policy charges and fee income	89,781	(17,619)	72,162
Realized investment gains (losses), net	1,968	(1,453)	515
Change in value of market risk benefits, net of related hedging gain (loss)	0	39,670	39,670
TOTAL REVENUES	231,841	19,402	251,243
BENEFITS AND EXPENSES
Policyholders’ benefits	48,516	(7,737)	40,779
Change in estimates of liability for future policy benefits	0	2,819	2,819
Amortization of deferred policy acquisition costs	24,203	(6,005)	18,198
General, administrative and other expenses	52,194	(1,467)	50,727
TOTAL BENEFITS AND EXPENSES	167,917	(12,390)	155,527
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	63,924	31,792	95,716
Income tax expense (benefit)	4,417	6,676	11,093
NET INCOME (LOSS)	$59,507	$25,116	$84,623
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	(69,049)	1,788	(67,261)
Interest rate remeasurement of future policy benefits	0	13,404	13,404
Gain (loss) from changes in non-performance risk on market risk benefits	0	(39,669)	(39,669)
Total	(69,308)	(24,477)	(93,785)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(14,554)	(5,140)	(19,694)
Other comprehensive income (loss), net of taxes	(54,754)	(19,337)	(74,091)
Comprehensive income (loss)	$4,753	$5,779	$10,532

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Statements of Cash Flows:

	Year Ended December 31, 2022
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$51,279	$(121,108)	$(69,829)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income	(19,960)	16,778	(3,182)
Realized investment (gains) losses, net	(13,416)	(419)	(13,835)
Change in value of market risk benefits, net of related hedging (gains) losses	0	142,046	142,046
Change in:
Future policy benefits and other insurance liabilities	222,224	200,751	422,975
Reinsurance recoverables	(268,022)	(97,379)	(365,401)
Deferred policy acquisition costs	(38,058)	(5,072)	(43,130)
Income taxes	23,831	(32,193)	(8,362)
Other, net	424	(103,404)	(102,980)
Cash flows from (used in) operating activities	$10,784	$0	$10,784

	Year Ended December 31, 2021
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$59,507	$25,116	$84,623
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income	(21,724)	28,429	6,705
Realized investment (gains) losses, net	(1,968)	1,453	(515)
Change in value of market risk benefits, net of related hedging (gains) losses	0	(39,670)	(39,670)
Change in:
Future policy benefits and other insurance liabilities	294,654	21,128	315,782
Reinsurance recoverables	(209,431)	93,400	(116,031)
Deferred policy acquisition costs	(58,421)	(6,105)	(64,526)
Income taxes	(2,127)	6,677	4,550
Other, net	7,329	(130,428)	(123,099)
Cash flows from (used in) operating activities	$130,538	$0	$130,538

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables detail the January 1, 2021 transition adjustments by providing a rollforward of the ending reported balances as of December 31, 2020 to the opening balances as of January 1, 2021 for retained earnings, accumulated other comprehensive income (“AOCI”) and the impacted insurance-related balances.

January 1, 2021
Retained Earnings
(in thousands)
Balance after-tax, prior to transition	$328,450
Reclassification of market risk benefits non-performance risk to accumulated other comprehensive income(1)	(60,792)
Updates to certain universal life contract liabilities(2)	(20,108)
Other(3)	7,722
Total pre-tax adjustments	(73,178)
Tax impacts	15,367
Balance after-tax, after transition	$270,639
(1)Reflects the cumulative impact of changes in the fair value of market risk benefits (“MRBs”) non-performance risk (“NPR”) from the date of contract issuance to January 1, 2021. These amounts were previously recorded in retained earnings but are now reflected in AOCI under the new guidance.
(2)Reflects the impact on additional insurance reserves ("AIR") and other related balances primarily related to the no-lapse guarantee features on certain universal life contracts. For additional information, see Note 2.
(3)Primarily reflects the reassessment of deferred reinsurance losses ("DRL").

January 1, 2021
Accumulated Other Comprehensive Income
(in thousands)
Balance after-tax, prior to transition	$185,407
Interest rate remeasurement of future policy benefits	(57,440)
Reclassification of market risk benefits non-performance risk to accumulated other comprehensive income(1)	60,792
Unwinding amounts related to unrealized investment gains and losses(2)	(15,161)
Total pre-tax adjustments	(11,809)
Tax impacts	2,480
Balance after-tax, after transition	$176,078
(1)Reflects the cumulative impact of changes in NPR on the fair value of market risk benefits from the date of contract issuance to January 1, 2021. These amounts were previously recorded in retained earnings but are now reflected in AOCI under the new guidance.
(2)Primarily reflects amounts related to DAC and other balances as unrealized investment gains or losses no longer impact the amortization pattern of such balances under the new guidance. Also includes the impacts from updates to reserves and other related balances for certain universal life contracts. For additional information, see Note 2.

	January 1, 2021
	Deferred Policy Acquisition Costs
	Term Life	Variable/Universal Life	Total
	(in thousands)
Balance prior to transition	$51,526	$172,899	$224,425
Unwinding amounts related to unrealized investment gains and losses	0	21,714	21,714
Other(1)	1	(1,922)	(1,921)
Balance after transition	$51,527	$192,691	$244,218
(1)    Represents miscellaneous model refinements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

January 1, 2021
Deferred Reinsurance Losses(1)
Variable Annuities
(in thousands)
Balance prior to transition	$15,209
Unwinding amounts related to unrealized investment gains and losses	1,187
Effect of change in reserve basis to market risk benefits	4,236
Balance after transition	$20,632
(1)    Deferred reinsurance losses are included in "Other assets".

	January 1, 2021
	Benefit Reserves(1)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance prior to transition	$1,049,445	$16,468	$1,065,913
Changes in cash flow assumptions and other activity	30	(687)	(657)
Balance after transition, at original discount rate	1,049,475	15,781	1,065,256
Cumulative changes in discount rate assumptions	401,072	2,188	403,260
Balance after transition, at current discount rate	1,450,547	17,969	1,468,516
Less: Reinsurance recoverable	1,264,199	17,944	1,282,143
Balance after transition, net of reinsurance recoverable	$186,348	$25	$186,373
(1)    Benefit reserves, excluding amounts for reinsurance recoverable, are included in "Future policy benefits". For additional information on the liability for future policy benefits, see Note 8.

January 1, 2021
Deferred Profit Liability(1)
Fixed Annuities
(in thousands)
Balance prior to transition	$102
Changes in benefit reserves	882
Balance after transition	984
Less: Reinsurance recoverable	984
Balance after transition, net of reinsurance recoverable	$0
(1)    Deferred profit liability ("DPL"), excluding amounts for reinsurance recoverable, is included in "Future policy benefits". For additional information regarding the liability for future policy benefits, see Note 8.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	January 1, 2021
	Additional Insurance Reserves(1)
	Variable/Universal Life	Variable Annuities	Total
	(in thousands)
Balance prior to transition	$513,812	$24,433	$538,245
Unwinding amounts related to unrealized investment gains and losses	(109,355)	(1,698)	(111,053)
Balance prior to transition, excluding amounts related to unrealized investment gains and losses	404,457	22,735	427,192
Reclassification of future policy benefits additional insurance reserves to market risk benefits	0	(22,735)	(22,735)
Updates to certain universal life contract liabilities(2)	142,726	0	142,726
Balance after transition, excluding amounts related to unrealized investment gains and losses	547,183	0	547,183
Amounts related to unrealized investment gains and losses after transition	95,331	0	95,331
Balance after transition	642,514	0	642,514
Less: Reinsurance recoverable	613,009	0	613,009
Balance after transition, net of reinsurance recoverable	$29,505	$0	$29,505
(1)    AIR, excluding amounts for reinsurance recoverable, are included in "Future policy benefits". For additional information regarding the liability for future policy benefits, see Note 8.
(2)    For additional information regarding updates to reserves and other related balances for certain universal life contracts, see Note 2.

January 1, 2021
Unearned Revenue Reserves(1)
Variable/Universal Life
(in thousands)
Balance prior to transition	$94,480
Unwinding amounts related to unrealized investment gains and losses and other activity	92,103
Balance after transition	186,583
Less: Reinsurance recoverable	45,019
Balance after transition, net of reinsurance recoverable	$141,564
(1)    Unearned revenue reserves ("URR") are included in "Policyholders' account balances". For additional information regarding the liability for policyholders' account balances, see Note 9.

January 1, 2021
Market Risk Benefits(1)
Variable Annuities
(in thousands)
Liability for guaranteed benefits recorded at fair value, prior to transition	$1,195,470
Additional insurance reserves to be reclassed to market risk benefits, prior to transition, excluding amounts related to unrealized investment gains and losses	22,735
Total liability prior to transition	1,218,205
Change in reserve basis to market risk benefits framework	(12,634)
Market risk benefits after transition, at current non-performance risk value	1,205,571
Less: Reinsured market risk benefits	1,205,571
Market risk benefits after transition, net of reinsurance	0

Market risk benefits after transition, at contract inception non-performance risk value	1,266,363
Cumulative change in non-performance risk	60,792
Market risk benefits after transition, at current non-performance risk value	$1,205,571
(1)    For additional information regarding market risk benefits, see Note 10.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

January 1, 2021
Cost of Reinsurance(1)
Variable/ Universal Life
(in thousands)
Balance prior to transition	$85,773
Unwinding amounts related to unrealized investment gains and losses	(34,617)
Balance prior to transition, excluding amounts related to unrealized investment gains and losses	51,156
Impact from updates to certain universal life contract liabilities(2)	14,045
Balance after transition, excluding amounts related to unrealized investment gains and losses	65,201
Amounts related to unrealized investment gains and losses after transition	27,620
Balance after transition	$92,821
(1)    Cost of reinsurance is included in "Other liabilities".
(2)    For additional information regarding updates to reserves and other related balances for certain universal life contracts, see Note 2.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining future policy benefits; policyholders' account balances and reinsurance related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products; market risk benefits; the valuation of investments including derivatives, the measurement of allowance for credit losses, and the recognition of other-than-temporary impairments; reinsurance recoverables; any provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Reclassifications

Certain amounts in prior periods have been reclassified for reasons unrelated to the adoption of ASU 2018-12 to conform to the current period presentation.

Out of Period Adjustments

During the three and twelve months ended December 31, 2023, the Company recorded out of period adjustments resulting in an aggregate net charge of $6 million and $11 million, respectively, to “Income (loss) from operations before income taxes”. These adjustments primarily relate to ceded reserves from certain affiliated reinsurance activity.

Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. However, the credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”).

For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities.

When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net."

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired), the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

Fixed maturities, trading, at fair value ("Trading debt securities") includes debt securities that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. Realized and unrealized gains and losses for these investments are reported in “Other income (loss),” and interest income from these investments is reported in “Net investment income”.

Equity securities, at fair value consists of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of any current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 16 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt. Effective January 1, 2023, the Company adopted ASU 2022-02, Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosure, on a prospective basis. This ASU eliminates the accounting guidance for Troubled Debt Restructurings (“TDR”) for creditors and requires all loan restructurings to follow the modification guidance in ASC 310-20.

Prior to the adoption of ASU 2022-02, when restructurings occurred, they were evaluated individually to determine whether the restructuring or modification constituted a TDR as defined by authoritative accounting guidance. If the borrower was experiencing financial difficulty and the Company granted a concession, the restructuring, including those that involved a partial payoff or the receipt of assets in full satisfaction of the debt was deemed to be a TDR. If a loan modification was a TDR, the CECL allowance of the loan was remeasured using the modified terms and the loan’s original effective yield.

Post adoption of ASU 2022-02, all restructurings are evaluated under the modification guidance in ASC 310-20. When a loan is modified, the Company evaluates whether the restructuring results in a continuation of the existing loan or a new loan. For modifications that result in a continuation of the existing loan, the CECL allowance of the loan is remeasured using the modified terms, including the loan’s post-modification effective yield, and the allowance is adjusted accordingly.

For modifications that result in a new loan, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the new loan and the recorded investment in the loan. The new loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss)”.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs represents costs directly related to the successful acquisition of new and renewal insurance and annuity business. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, previously capitalized DAC is amortized and included in “Amortization of deferred policy acquisition costs”. Upon the adoption of ASU 2018-12, the carrying amount of DAC for long-duration contracts is no longer subject to recoverability testing.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

DAC for most long-duration contracts is amortized on a constant-level basis at a grouped contract level over the expected life of the underlying insurance contracts. Contracts are grouped consistent with the groupings used to estimate the liability for future policy benefits (or other related balances) for the corresponding contracts. Since contracts within a grouping may be of different sizes, contracts within a group are weighted to achieve appropriate amortization and to ensure that DAC is derecognized when a policy is no longer in force. The constant-level basis used to weight contracts within a grouping and amortize DAC is generally defined as follows:

•Life insurance contracts – DAC associated with life insurance contracts is generally amortized in proportion to the initial face amount of life insurance in force. This is applicable to traditional and universal life insurance.
•Payout annuity contracts – DAC associated with payout annuity contracts is amortized in proportion to annual benefit payments.
•Deferred annuity contracts – DAC associated with fixed and variable deferred annuity contracts is amortized in proportion to deposits.

For single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method.

Current period DAC amortization reflects the impact of changes in actual insurance in force during the period and changes in future assumptions effected as of the end of the quarter, where applicable. The Company typically updates actuarial assumptions annually in the second quarter, (see "Annual Assumptions Review" below), unless a material change is observed in an interim period that is indicative of a long-term trend. Generally, the Company does not expect trends to change significantly in the short-term and, to the extent these trends may change, the Company expects such changes to be gradual over the long-term.

Assumptions used for DAC are consistent with those used in estimating the liability for future policy benefits (or any other related balance) for the corresponding contract. Determining the level of aggregation and actuarial assumptions used in projecting in force terminations requires judgment. Internal criteria are developed to determine the level of aggregation by considering both qualitative and quantitative materiality thresholds. The assumptions used in projecting in force terminations are mortality, mortality improvement, and lapse assumptions. These assumptions are generally based on the Company’s experience, industry experience and/or other factors, as applicable. For variable deferred annuity contracts, lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefits and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers, and are reported on the Statements of Financial Position net of the CECL allowance. Reinsurance recoverables also include assumed modified coinsurance arrangements which generally reflect the value of the invested assets retained by the cedant and the associated asset returns. Modified coinsurance recoverables contain an embedded derivative (bifurcated and accounted for separately from the host contract) that is presented together with the derivative embedded in the modified coinsurance payables as one compound derivative. For additional information about these arrangements see Note 11.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. For reinsurance of in force blocks of non-participating traditional and limited-payment contracts, the current value of the direct liability as of inception of the reinsurance agreement is used to calculate the reinsurance recoverable and cost of reinsurance such that there is no immediate other comprehensive income or loss from recognition of the reinsurance recoverable at inception. Consistent with the direct liability, the reinsurance recoverable for non-participating traditional and limited-payment contracts is remeasured each period using current single A rates with the effect on the liability resulting from such updates recorded in "Interest rate remeasurement of future policy benefits" in OCI. For reinsurance of limited-payment contracts, the Company establishes a cost of reinsurance asset relating to the direct DPL and amortizes this balance through “Premiums” using the same methodology and assumptions used to amortize the direct DPL.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference between the fair value of the net consideration exchanged and the net liabilities ceded related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. This initial net cost of reinsurance is deferred and amortized into income over the remaining life of the reinsured policies on a basis consistent with the methodologies and assumptions used for amortizing DAC. This initial net cost of reinsurance may result in a deferred reinsurance gain which is recorded in "Other liabilities" and amortized through "Other income (loss)", or a deferred reinsurance loss which is recorded in "Other assets" and amortized through "General, administrative and other expenses".

Consistent with direct contracts, reinsurance agreements may also include features that meet the definition of an MRB and, if so, are accounted for at fair value. The fair value of direct or assumed MRBs reflects the Company's NPR, while the fair value of ceded MRBs reflects the counterparty credit risk of the reinsurer. Changes in the fair value of ceded MRBs, including the impact of changes in counterparty credit risk, are recorded in net income in "Change in value of market risk benefits, net of related hedging gain (loss)".

Coinsurance arrangements contrast with the Company’s yearly renewable term ("YRT") arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under YRT arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contractholders to the Company. As YRT arrangements are usually entered into by the Company with the expectation that the contracts will be in force for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance for universal life products is generally recognized based on the gross assessments of the underlying direct policies. The cost of reinsurance for term insurance products is generally recognized in proportion to direct premiums over the life of the underlying policies.

Market risk benefit assets represents MRBs in an asset position and are presented separately from MRBs in a liability position. See “Market risk benefit liabilities” below. MRB assets also reflect ceded MRBs resulting from reinsurance of the Company's Prudential Defined Income ("PDI") traditional variable annuity contracts. See Note 11 for additional information regarding the reinsurance of PDI.

Income tax assets primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 12 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 12 for additional information regarding income taxes.

Other assets consists primarily of premiums due and deferred loss on reinsurance which is amortized over the expected life of the reinsured contracts on a constant-level basis.

Separate account assets represents segregated funds that are invested for certain policyholders, and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrue to the Company and are included in the Company’s results of operations. See Note 7 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

LIABILITIES

Future policy benefits primarily consists of the present value of expected future payments to or on behalf of policyholders, where the timing and amount of such payments depend on policyholder mortality or morbidity, less the present value of expected future net premiums (where net premiums are gross premiums multiplied by the Net-To-Gross ("NTG") ratio discussed below). The liability for future policy benefits is accrued over time as premium revenue is recognized. See Note 8 for additional information regarding future policy benefits.

The reserving methodology used for non-participating traditional and limited-payment contracts include the following:

•Cash Flow Assumptions. In measuring the liability for future policy benefits, the net premium valuation methodology is utilized. Under this methodology, a liability for future policy benefits is established using current best estimate insurance assumptions and interest rate assumptions locked-in at contract issuance date. The NTG ratio is calculated as the ratio of the present value of expected policy benefits and non-level claim settlement expenses divided by the present value of expected gross premiums. The NTG ratio is applied to gross premiums, as premium revenue is recognized, to determine net premiums. The liability is then determined as the present value of expected future policy benefits and non-level claim settlement expenses less the present value of expected future net premiums. For purposes of liability measurement, contracts are grouped into cohorts based primarily on issue year and major product line.

The NTG ratio is generally updated quarterly for actual experience and annually in the second quarter of each year for future cash flow assumption updates during the Company’s annual assumptions review process unless a material change is observed in an interim period that is indicative of a long-term trend (see “Annual Assumptions Review” below), with the exception of claim settlement expense assumptions which the Company has made an entity-wide election to lock-in as of contract issuance. The NTG ratio is subject to a retrospective unlocking method whereby the Company updates its best estimate of cash flows expected over the life of the cohort using actual historical experience and updated future cash flow assumptions. These updated cash flows are used to calculate the revised NTG ratio, which is used to derive an updated liability for future policy benefits as of the beginning of the current reporting period, discounted at the original contract issuance discount rate. The updated liability for future policy benefit amount as of the beginning of the quarter is then compared to the carrying amount of the liability as of that same date, before the updates for actual experience or future cash flow assumptions, to determine the current period change in liability estimate. This current period change in the liability is the liability remeasurement gain or loss that is recorded through current period earnings in “Change in estimates of liability for future policy benefits”. In subsequent periods, the revised NTG ratio is used to measure the liability for future policy benefits, subject to future revisions.

If a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and non-level claim settlement expenses, the NTG ratio is capped at 100%. In these instances, all changes in expected benefits resulting from both actual experience deviations and changes in future assumptions are reflected immediately. While the liability for future policy benefits cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”), the NTG ratio may be negative. This would be the case whereby conditions have improved such that the present value of future net premiums plus the existing liability for future policy benefits as of the valuation date exceed the present value of expected future policy benefits and non-level claim settlement expenses. In this case, the negative NTG ratio would be applied going forward to gross premiums received, effectively amortizing the gain into income and reducing the liability over time.

In addition, for limited-payment contracts, the liability for future policy benefits also includes a Deferred Profit Liability representing gross premiums received in excess of net premiums and is generally recognized in revenue in a constant relationship with insurance in force for life contracts or with the amount of expected future benefit payments for annuity contracts. The DPL is subject to a retrospective unlocking adjustment consistent with the liability for future policy benefits discussed above. The DPL cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”).

For contracts issued prior to January 1, 2021, the modified retrospective transition method was used to transition to ASU 2018-12. Under this method, the transition date of January 1, 2021 serves as the new issue date of the contracts in force for purposes of retrospectively unlocking the NTG ratio and DPL as described above.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

•Discount Rate Assumption. The locked-in discount rate is generally based on expected investment returns at contract inception for contracts issued prior to January 1, 2021 and the upper medium grade fixed income corporate instrument yield (i.e., global single A) at contract inception for contracts issued on or after January 1, 2021. The discount rate in effect at contract inception is locked-in for the calculation of the NTG ratio and accretion of interest cost on the liability through net income. However, for balance sheet remeasurement purposes, the discount rate is updated using the current single A rate at each reporting period, with the effect on the liability resulting from such update recorded in “Interest rate remeasurement of future policy benefits" in OCI.

The methodology used in constructing the single A discount rate curve for discounting cash flows used to calculate the liability for future policy benefits is intended to be reflective of the characteristics of the applicable insurance liabilities. The single A discount rate curve is developed by reference to upper medium grade (low credit risk) fixed income instrument yields that reflect the duration characteristics of the applicable insurance liabilities. The single A discount curve for the United States and foreign economies, such as Japan, with observable corporate A spreads, is developed using government bond rates, plus globally equivalent public corporate A spreads in the observable periods. The definition of upper medium grade is based on Moody’s definition which includes the spectrum of A (i.e., A- to A+). The rate used in foreign operations (with the exception of certain emerging markets, as discussed below) is based on the equivalent of a single A rate from a global rating agency for corporate bonds issued in the same currency and country in which the insurance contract is written. Liquidity is considered in defining the observable period and linear extrapolation is performed to the Company's ultimate long-term economic assumptions. See “Annual Assumptions Review” below for further discussion regarding the Company’s long-term economic assumption setting process.

The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain long-duration life contracts, such as no-lapse guarantee contract features (AIR liability), for which a liability is established when associated assessments are recognized (which include investment margin on policyholders' account balances in the general account and all policy charges including charges for administration, mortality, expense, surrender, and other charges). This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). Any adjustments to this liability related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI.

For universal life type contracts and participating contracts, the Company performs premium deficiency tests using best estimate assumptions as of the testing date. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves including URR, net of reinsurance), the existing net reserves are adjusted by first reducing these assets by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than these asset balances for insurance contracts, the net reserves are increased by the excess through a charge to current period earnings included in "Policyholders' benefits". Since investment yields are used as the discount rate, the premium deficiency test is also performed using a discount rate based on the market yield (i.e., assuming what would be the impact if any unrealized gains (losses) were realized as of the testing date). In the event that by using the market yield a deficiency occurs, an adjustment is established for the deficiency and is included in AOCI.

In certain instances, for universal life type contracts and participating contracts, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or “PFL” liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. To date, the Company has not recorded a PFL liability on any such contracts.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. The unearned revenue liability represents policy charges for services to be provided in future periods. The charges are deferred as incurred and are generally amortized over the expected life of the contract using the same methodology, factors, and assumption used to amortize DAC. See Note 9 for additional information regarding policyholders’ account balances. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked feature of certain universal life and annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Market risk benefit liabilities represents contracts or contract features that provide protection to the contractholder and exposes the Company to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits associated with annuities products including guaranteed minimum death benefits (“GMDB”), guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”). The benefits are accounted for using a fair value measurement framework. If a contract contains multiple market risk benefits, the benefits are bundled together and accounted for as a single compound market risk benefit. Market risk benefits in an asset position are presented separately from those in a liability position as there is no legal right of offset between contracts. The fair value of market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of market risk benefits is based on assumptions a market participant would use in valuing market risk benefits. For additional information regarding the valuation of market risk benefits, see Note 5. On a quarterly basis, changes in the fair value of market risk benefits are recorded in net income, net of related hedges, in "Change in value of market risk benefits, net of related hedging gain (loss)", except for the portion of the change attributable to changes in the Company’s NPR which is recorded in OCI. See Note 10 for additional information regarding market risk benefits.

Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”.

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily, and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other liabilities consists primarily of accrued expenses, reinsurance payables and technical overdrafts.

Separate account liabilities primarily represents the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future policy benefits and non-level claim settlement expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are generally accounted for as market risk benefits (see “Market risk benefits” above).

Amounts received from policyholders as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts using the same methodology, factors, and assumption used to amortize DAC as described above. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products where changes in the value of the embedded derivatives are recorded through "Realized investment gains (losses), net". For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 15). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other income (loss) includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, releases of Other Comprehensive Income and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and NPR used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to risks such as interest rate, credit, foreign currency and equity associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Other invested assets”, or as liabilities within “Payables to parent and affiliates” or "Other liabilities".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 11 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net”.

Annual Assumptions Review

Annually, the Company performs a comprehensive review of the assumptions set for purposes of estimating future premiums, benefits, and other cash flows. Assumptions include those that are economic and those that are insurance related. Insurance related assumptions are based on the Company’s best estimates of future rates of mortality, morbidity, lapse, surrender, annuitization, expenses and other items. The Company generally looks to relevant Company experience as the primary basis for these assumptions. If relevant Company experience is not available or does not have sufficient credibility, the Company may look to experience of similar blocks of business, either in the Company or the industry. Mortality rate assumptions are generally based on Company experience, sometimes blending Company experience with an industry table where the Company experience alone is not sufficiently credible. The Company sets mortality and morbidity assumptions that vary by major type of business. Within type of business, rates vary by age and gender. The Company applies an adjustment for future mortality improvement, consistent with observed long-term trends of population mortality over time. Lapse and surrender assumptions are based on Company and industry experience, where available. The Company sets rates that vary by product type, taking into account features specific to the product.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

As part of this review, the Company may update these assumptions and make refinements to its models based upon emerging experience, future expectations and other data, including any observable market data it feels is indicative of a long-term trend. These assumptions are generally updated annually, unless a material change is observed in an interim period that the Company feels is also indicative of a long-term trend. Generally, the Company does not expect trends to change significantly in the short-term and, to the extent these trends may change, it expects such changes to be gradual over the long-term.

The Company also performs a comprehensive review of the economic assumptions, including long-term interest rate assumptions and equity return assumptions that impact reserve calculations. The Company generally utilizes relevant economic outlook information and industry surveys as the primary basis for these assumptions, which may be used to project future rates of return on investments.

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the FASB in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2023, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2018-12

Effective January 1, 2023, the Company adopted ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. Adoption of this ASU impacted, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company and had a significant financial impact on the Financial Statements and disclosures. See Note 1 for additional information.

As of the January 1, 2021 transition date, the adoption of the standard resulted in a decrease to “Total equity” of $67 million, primarily from remeasuring in force contract liabilities using upper-medium grade fixed income instrument yields as of the transition date and from other changes in reserves. As of the January 1, 2023 adoption date, the impact amounted to a decrease to "Total equity" of $2 million. The changes in the impacts from January 1, 2021 to January 1, 2023 primarily reflect the increase in market interest rates during 2021 and 2022.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The narrative description of the Company's significant accounting policies at the beginning of this Note reflects its policies as of December 31, 2023, including the policies associated with the adoption of ASU 2018-12. Outlined below are the key accounting policy changes effected by the ASU.
Key Accounting Policy Changes

Area of Change	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-payment insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.	Effective January 1, 2023 using the modified retrospective transition method, which includes a cumulative effect adjustment to the balance sheet as of January 1, 2021 (the “transition date”). Under this method, the amendments to contracts in force were applied as of January 1, 2021 on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI
The impact upon transition reflects the impact on in force contract liabilities in instances where expected net premiums exceeded expected gross premiums at an issue-year cohort level as a result of updating to current best estimate cash flow assumptions as of the transition date. As a result of the modified retrospective transition method, the vast majority of the impact of updating cash flow assumptions to best estimates as of the transition date will be reflected in the pattern of earnings in subsequent periods. See Note 1 for additional information regarding the effect on the financial statements. Adoption of the standard also resulted in additional required disclosures. See Note 8 for additional information.

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-payment insurance products	Requires discount rate assumptions to be based on upper-medium grade fixed income instrument yields, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, the guidance for the liability for future policy benefits was adopted effective January 1, 2023 using the modified retrospective transition method, which includes a cumulative effect adjustment to the balance sheet as of January 1, 2021. Under this method, for balance sheet remeasurement purposes, the liability for future policy benefits is remeasured using discount rates as of January 1, 2021 with the impact recorded as a cumulative effect adjustment to AOCI.
Adoption of the ASU resulted in a significant impact to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. This adjustment largely reflects the difference between discount rates locked-in at contract inception versus current discount rates. See Note 1 for additional information regarding the effect on the financial statements. Adoption of the standard also resulted in additional required disclosures. See Note 8 for additional information.

Amortization of deferred acquisition costs and other balances	Requires DAC and other balances, such as URR and Deferred Sales Inducements ("DSI"), to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	Effective January 1, 2023 using the modified retrospective transition method, which includes a cumulative effect adjustment to the balance sheet as of January 1, 2021. Under this method, the amendments to contracts in force were applied as of January 1, 2021 on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI.
Adoption of the ASU did not have a significant impact on DAC and other balances upon transition, other than the impact of the removal of any related amounts in AOCI. See Note 1 for additional information regarding the effect on the financial statements. Adoption of the standard also resulted in additional required disclosures. See Note 6 for additional information.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Market Risk Benefits	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Statements of Financial Position. Changes in the fair value of market risk benefits are recorded in net income, except for the portion attributable to changes in an entity’s NPR, which is recognized in OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Effective January 1, 2023 using the retrospective transition method, which includes a cumulative effect adjustment to the balance sheet as of January 1, 2021.
Adoption of the ASU resulted in an adjustment to retained earnings for the difference between the fair value and carrying value of benefits not measured at fair value prior to the adoption of the ASU (e.g., guaranteed minimum death benefits on variable annuities) and a reclass of the cumulative effect of changes in NPR from retained earnings to AOCI. See Note 1 for additional information regarding the effect on the financial statements. Adoption of the standard also resulted in additional required disclosures. See Note 10 for additional information.

In addition to the significant key accounting changes noted above, ASU 2018-12 also clarified the definition of assessments used to accrue additional insurance reserves and other related balances, primarily for no-lapse guarantee features on certain universal life contracts. Application of the new guidance changed the pattern of reserve recognition for these guarantees and resulted in an increase to the net contract liabilities related to these products at transition. See Note 1 for additional information regarding the effect on the financial statements.

ASU 2022-05, Financial Services – Insurance (Topic 944) Transition for Sold Contracts was issued on December 15, 2022, to amend the transition guidance in ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The amendment allows an insurance entity to make an accounting policy election to not apply ASU 2018-12 to contracts or legal entities sold or disposed of before the effective date, and in which the insurance entity has no significant continuing involvement with the derecognized contracts. An insurance entity is permitted to apply the policy election on a transaction by transaction basis to each sale or disposal transaction. An insurance entity is required to disclose whether it has chosen to apply this accounting policy election and provide a qualitative description of the sale or disposal transactions to which the accounting policy election is applied. The Company did not choose to apply this accounting policy election to any of its eligible sale or disposal transactions.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other ASUs adopted as of December 31, 2023
The Company adopted ASU 2022-02, Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosure, effective January 1, 2023, on a prospective basis. This ASU eliminates the accounting guidance for TDR for creditors and adds enhanced disclosure requirements. Following adoption of the ASU, all loan refinancings and restructurings are subject to the modification guidance in ASC 310-20. The narrative description of the Company's significant accounting policies at the beginning of this Note reflects its policies as of December 31, 2023, including the policies associated with the adoption of ASU 2022-02. Adoption of the ASU did not have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements.

ASUs issued but not yet adopted as of December 31, 2023

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures	This ASU requires entities, including those with a single operating or reportable segment, to provide more detailed information about significant segment expenses that are regularly provided to the chief operating decision maker. The ASU also clarifies that all of the disclosures required in the guidance apply to all public entities, including those with a single operating or reportable segment.	Effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted, using the retrospective method.	The Company is currently assessing the impact of the ASU on the Company's Financial Statements and Notes to the Financial Statements.
3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2023
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$52,196	$0	$1,154	$0	$51,042
Obligations of U.S. states and their political subdivisions	184,419	952	2,833	0	182,538
Foreign government bonds	95,189	248	14,693	0	80,744
U.S. public corporate securities	1,485,406	13,428	147,901	0	1,350,933
U.S. private corporate securities	227,342	1,978	8,884	0	220,436
Foreign public corporate securities	185,601	1,173	21,989	0	164,785
Foreign private corporate securities	190,545	5,102	14,791	0	180,856
Asset-backed securities(1)	19,440	40	969	0	18,511
Commercial mortgage-backed securities	104,055	0	7,356	0	96,699
Residential mortgage-backed securities(2)	15,780	195	420	4	15,551
Total fixed maturities, available-for-sale	$2,559,973	$23,116	$220,990	$4	$2,362,095
(1)Includes credit-tranched securities collateralized by loan obligations and education loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$62,210	$0	$1,074	$0	$61,136
Obligations of U.S. states and their political subdivisions	165,109	421	6,315	0	159,215
Foreign government bonds	87,853	1	15,891	0	71,963
U.S. public corporate securities	1,062,342	1,943	180,880	0	883,405
U.S. private corporate securities	186,123	141	13,465	358	172,441
Foreign public corporate securities	138,717	28	25,783	0	112,962
Foreign private corporate securities	133,074	523	21,562	0	112,035
Asset-backed securities(1)	18,358	272	256	0	18,374
Commercial mortgage-backed securities	124,486	0	8,595	0	115,891
Residential mortgage-backed securities(2)	12,446	92	467	5	12,066
Total fixed maturities, available-for-sale	$1,990,718	$3,421	$274,288	$363	$1,719,488
(1)Includes credit-tranched securities collateralized by education loans and loan obligations.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

The following tables set forth the fair value and gross unrealized losses on fixed maturity, available-for-sale securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2023
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$49,081	$936	$1,962	$218	$51,043	$1,154
Obligations of U.S. states and their political subdivisions	22,856	186	61,445	2,647	84,301	2,833
Foreign government bonds	5,656	91	69,066	14,602	74,722	14,693
U.S. public corporate securities	86,203	1,688	913,776	146,213	999,979	147,901
U.S. private corporate securities	27,883	366	117,409	8,518	145,292	8,884
Foreign public corporate securities	5,029	135	115,462	21,854	120,491	21,989
Foreign private corporate securities	5,007	51	98,159	14,740	103,166	14,791
Asset-backed securities	7,899	914	4,775	55	12,674	969
Commercial mortgage-backed securities	0	0	96,699	7,356	96,699	7,356
Residential mortgage-backed securities	146	2	10,722	418	10,868	420
Total fixed maturities, available-for-sale	$209,760	$4,369	$1,489,475	$216,621	$1,699,235	$220,990

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2022
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$61,136	$1,074	$0	$0	$61,136	$1,074
Obligations of U.S. states and their political subdivisions	113,693	6,315	0	0	113,693	6,315
Foreign government bonds	46,826	5,741	24,746	10,150	71,572	15,891
U.S. public corporate securities	704,906	111,763	155,138	69,117	860,044	180,880
U.S. private corporate securities	149,670	11,857	9,273	1,608	158,943	13,465
Foreign public corporate securities	69,310	11,016	38,996	14,767	108,306	25,783
Foreign private corporate securities	62,044	12,499	33,858	9,063	95,902	21,562
Asset-backed securities	5,570	160	3,289	96	8,859	256
Commercial mortgage-backed securities	110,820	8,398	5,071	197	115,891	8,595
Residential mortgage-backed securities	10,509	467	0	0	10,509	467
Total fixed maturities, available-for-sale	$1,334,484	$169,290	$270,371	$104,998	$1,604,855	$274,288

As of December 31, 2023 and 2022, the gross unrealized losses on fixed maturity, available-for-sale securities without an allowance of $217.6 million and $269.6 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $3.4 million and $4.7 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2023, the $216.6 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the utility, finance and consumer non-cyclical sectors. As of December 31, 2022, the $105.0 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and capital goods sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2023. This conclusion was based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening and foreign currency exchange rate movements. As of December 31, 2023, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the amortized cost and fair value of fixed maturities, available-for-sale by contractual maturities, as of the date indicated:

	Years Ended December 31,
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$39,542	$38,324
Due after one year through five years	375,483	367,883
Due after five years through ten years	259,132	258,780
Due after ten years	1,746,541	1,566,347
Asset-backed securities	19,440	18,511
Commercial mortgage-backed securities	104,055	96,699
Residential mortgage-backed securities	15,780	15,551
Total fixed maturities, available-for-sale	$2,559,973	$2,362,095
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs and the allowance for credit losses of fixed maturities, available-for-sale for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$11,103	$37,605	$49,835
Proceeds from maturities/prepayments	103,064	64,177	49,793
Gross investment gains from sales and maturities	86	224	708
Gross investment losses from sales and maturities	(2,014)	(5,451)	(1,024)
(Addition to) release of allowance for credit losses	359	1,195	(1,558)
(1)Excludes activity from non-cash related proceeds due to the timing of trade settlements of $0.1 million, $(0.1) million and $1.5 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The following tables set forth the activity in the allowance for credit losses for fixed maturity available-for-sale securities, as of the dates indicated:

	Year Ended December 31, 2023
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$358	$0	$0	$5	$363
Reductions for securities sold during the period	0	0	(358)	0	0	0	(358)
Additions (reductions) on securities with previous allowance	0	0	0	0	0	(1)	(1)
Balance, end of period	$0	$0	$0	$0	$0	$4	$4

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2022
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$1,558	$0	$0	$0	$1,558
Additions (reductions) on securities with previous allowance	0	0	(1,200)	0	0	1	(1,199)
Additions to allowance for credit losses not previously recorded	0	0	0	0	0	4	4
Balance, end of period	$0	$0	$358	$0	$0	$5	$363

	Year Ended December 31, 2021
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	1,558	0	0	0	1,558
Balance, end of period	$0	$0	$1,558	$0	$0	$0	$1,558

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.

For the years ended December 31, 2023 and 2022, the net decrease in the allowance for credit losses on available-for-sale securities was primarily related to restructuring in the transportation sector within corporate securities.

The Company did not have any fixed maturity securities purchased with credit deterioration as of both December 31, 2023 and 2022.
Fixed Maturities, Trading
The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded within “Other income (loss)” was $1.5 million, $(3.4) million and $(2.0) million during the years ended December 31, 2023, 2022 and 2021, respectively.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss)” was $0.2 million, $(1.5) million and $(0.3) million during the years ended December 31, 2023, 2022 and 2021, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans” as of the dates indicated:

	December 31, 2023		December 31, 2022
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$71,289	29.6%	$62,434	42.0%
Hospitality	14,070	5.8	12,996	8.7
Industrial	70,633	29.3	17,132	11.5
Office	8,122	3.4	10,568	7.1
Other	24,587	10.2	7,767	5.2
Retail	23,327	9.7	22,123	14.9
Total commercial mortgage loans	212,028	88.0	133,020	89.4
Agricultural property loans	28,763	12.0	15,567	10.6
Total commercial mortgage and agricultural property loans	240,791	100.0%	148,587	100.0%
Allowance for credit losses	(1,162)		(408)
Net commercial mortgage and agricultural property loans	$239,629		$148,179

As of December 31, 2023, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in Texas (10%), Florida (9%), Washington (9%)) and included loans secured by properties in Europe (10%) and Mexico (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2020	$440	$0	$440
Addition to (release of) allowance for expected losses	(194)	0	(194)
Balance at December 31, 2021	$246	$0	$246
Addition to (release of) allowance for expected losses	159	3	162
Balance at December 31, 2022	$405	$3	$408
Addition to (release of) allowance for expected losses	702	52	754
Balance at December 31, 2023	$1,107	$55	$1,162

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2023, the net increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to loan originations and increases to the portfolio reserve to reflect declining market conditions within the office sector.
For the year ended December 31, 2022, the net increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to an increase in the general allowance due to declining market conditions and loan originations.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2023
	Amortized Cost by Origination Year
	2023	2022	2021	2020	2019	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$9,444	$19,879	$772	$0	$17,239	$42,159	$89,493
60%-69.99%	37,809	15,000	1,962	2,198	15,091	5,836	77,896
70%-79.99%	32,105	0	0	0	3,885	1,595	37,585
80% or greater	0	0	0	0	1,007	6,047	7,054
Total	$79,358	$34,879	$2,734	$2,198	$37,222	$55,637	$212,028
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$76,929	$34,879	$2,734	$2,198	$36,293	$48,677	$201,710
1.0 - 1.2x	2,429	0	0	0	0	6,047	8,476
Less than 1.0x	0	0	0	0	929	913	1,842
Total	$79,358	$34,879	$2,734	$2,198	$37,222	$55,637	$212,028
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$11,358	$1,035	$1,047	$0	$0	$978	$14,418
60%-69.99%	2,000	12,345	0	0	0	0	14,345
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$13,358	$13,380	$1,047	$0	$0	$978	$28,763
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$13,358	$13,380	$1,047	$0	$0	$978	$28,763
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	0	0
Total	$13,358	$13,380	$1,047	$0	$0	$978	$28,763

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2022
	Amortized Cost by Origination Year
	2022	2021	2020	2019	2018	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$20,000	$792	$0	$9,993	$1,387	$48,812	$80,984
60%-69.99%	15,000	1,615	2,198	18,982	0	1,016	38,811
70%-79.99%	0	347	0	3,855	0	7,213	11,415
80% or greater	0	0	0	0	0	1,810	1,810
Total	$35,000	$2,754	$2,198	$32,830	$1,387	$58,851	$133,020
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$35,000	$2,754	$2,198	$27,697	$1,387	$40,285	$109,321
1.0 - 1.2x	0	0	0	0	0	8,809	8,809
Less than 1.0x	0	0	0	5,133	0	9,757	14,890
Total	$35,000	$2,754	$2,198	$32,830	$1,387	$58,851	$133,020
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$1,078	$1,092	$0	$0	$0	$1,052	$3,222
60%-69.99%	12,345	0	0	0	0	0	12,345
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$13,423	$1,092	$0	$0	$0	$1,052	$15,567
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$13,423	$1,092	$0	$0	$0	$1,052	$15,567
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	0	0
Total	$13,423	$1,092	$0	$0	$0	$1,052	$15,567

See Note 2 for additional information about the Company's commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2023
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$212,028	$0	$0	$0	$212,028	$0
Agricultural property loans	28,763	0	0	0	28,763	0
Total	$240,791	$0	$0	$0	$240,791	$0
(1)As of December 31, 2023, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2022
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$133,020	$0	$0	$0	$133,020	$0
Agricultural property loans	15,567	0	0	0	15,567	0
Total	$148,587	$0	$0	$0	$148,587	$0
(1)As of December 31, 2022, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
For the year ended December 31, 2023, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were no commercial mortgage and other loans sold.

For the year ended December 31, 2022, there were $3.4 million commercial mortgage and other loans acquired, other than those through direct origination, and there were $3.8 million commercial mortgage and other loans sold.

The Company did not have any commercial mortgage and other loans purchased with credit deterioration as of both December 31, 2023 and 2022.
Other Invested Assets
The following table sets forth the composition of “Other invested assets”, as of the dates indicated:

	December 31,
	2023	2022
	(in thousands)
LPs/LLCs:
Equity method:
Private equity	$90,107	$74,468
Hedge funds	48,488	42,472
Real estate-related	6,965	10,199
Subtotal equity method	145,560	127,139
Fair value:
Private equity	249	279
Hedge funds	19	55
Real estate-related	4,119	2,055
Subtotal fair value	4,387	2,389
Total LPs/LLCs	149,947	129,528
Other	3,938	0
Total other invested assets	$153,885	$129,528

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Equity Method Investments
The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method. Changes between periods in the tables below reflect changes in the activities within the LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2023	2022
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$5,661,409	$2,012,092
Total liabilities	$772,289	$0
Partners’ capital	4,889,120	2,012,092
Total liabilities and partners’ capital	$5,661,409	$2,012,092
Total liabilities and partners’ capital included above	$68,852	$37,626
Equity in LP/LLC interests not included above	76,708	89,513
Carrying value	$145,560	$127,139
(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in securities and other miscellaneous assets.

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$1,295,488	$51,084	$154,144
Total expenses	(259,435)	0	0
Net earnings (losses)	$1,036,053	$51,084	$154,144
Equity in net earnings (losses) included above	$10,278	$955	$2,898
Equity in net earnings (losses) of LP/LLC interests not included above	3,908	5,836	16,814
Total equity in net earnings (losses)	$14,186	$6,791	$19,712
(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in securities and other income.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the dates indicated:

	December 31,
	2023	2022
	(in thousands)
Fixed maturities	$26,672	$18,653
Equity securities	1	1
Commercial mortgage and other loans	948	352
Policy loans	25,675	5,612
Short-term investments and cash equivalents	610	604
Total accrued investment income	$53,906	$25,222

There were no significant write-downs on accrued investment income for both the years ended December 31, 2023 and 2022.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Fixed maturities, available-for-sale	$101,605	$73,656	$65,882
Fixed maturities, trading	622	1,012	827
Equity securities	364	364	363
Commercial mortgage and other loans	8,746	4,609	5,654
Policy loans	36,027	10,427	11,414
Other invested assets	16,183	8,873	20,660
Short-term investments and cash equivalents	6,862	3,384	46
Gross investment income	170,409	102,325	104,846
Less: investment expenses	(4,385)	(3,933)	(4,355)
Net investment income	$166,024	$98,392	$100,491
There were no non-income producing assets as of December 31, 2023. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2023.

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Fixed maturities(1)	$(1,569)	$(4,032)	$(1,874)
Commercial mortgage and other loans	(746)	(153)	194
Other invested assets	(14)	(51)	625
Derivatives(2)	(42,046)	18,123	1,549
Short-term investments and cash equivalents	65	(52)	21
Realized investment gains (losses), net(2)	$(44,310)	$13,835	$515
(1)Excludes fixed maturity securities classified as trading.
(2)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2023	2022	2021
	(in thousands)
Fixed maturity securities, available-for-sale without an allowance	$(197,874)	$(270,867)	$174,945
Derivatives designated as cash flow hedges(1)	5,246	14,102	5,407
Affiliated notes	0	59	194
Other investments	357	122	260
Net unrealized gains (losses) on investments	$(192,271)	$(256,584)	$180,806
(1)For more information on cash flow hedges, see Note 4.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2023 and 2022, the Company had no repurchase agreements.

Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties.
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2023 and 2022, there were no collateral that could be sold or repledged.
As of December 31, 2023 and 2022, there were no available-for-sale fixed maturities, on deposit with governmental authorities or trustees as required by certain insurance laws.
4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, index-linked universal life), which may include features that are accounted for as embedded derivatives. Related to certain of these derivatives, the Company has entered into reinsurance agreements with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 11 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account of the netting effects of master netting agreements and cash collateral.

	December 31, 2023			December 31, 2022
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$169,101	$7,865	$(4,257)	$117,015	$14,281	$(516)
Total Derivatives Designated as Hedge Accounting Instruments:	$169,101	$7,865	$(4,257)	$117,015	$14,281	$(516)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$88,200	$36	$(2,063)	$30,200	$0	$(383)
Credit
Credit Default Swaps	0	0	0	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	39,965	1,563	(597)	24,035	2,957	0
Foreign Currency
Foreign Currency Forwards	9,550	7	(290)	7,520	3	(368)
Equity
Equity Options	1,288,555	30,679	(43,354)	509,200	555	(20,562)
Total Derivatives Not Qualifying as Hedge Accounting Instruments:	$1,426,270	$32,285	$(46,304)	$570,955	$3,515	$(21,313)
Total Derivatives(1)(2)	$1,595,371	$40,150	$(50,561)	$687,970	$17,796	$(21,829)
(1)Excludes embedded derivatives which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $168 million and $108 million as of December 31, 2023 and 2022, respectively included in “Policyholders’ account balances" and "Reinsurance recoverables".
(2)Recorded in "Other invested assets" and "Payables to parent and affiliates" on the Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

	December 31, 2023
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$40,150	$(40,150)	$0	$0	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$40,150	$(40,150)	$0	$0	$0
Offsetting of Financial Liabilities:
Derivatives	$50,561	$(42,247)	$8,314	$(8,314)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$50,561	$(42,247)	$8,314	$(8,314)	$0

	December 31, 2022
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$17,796	$(17,796)	$0	$0	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$17,796	$(17,796)	$0	$0	$0
Offsetting of Financial Liabilities:
Derivatives	$21,829	$(17,796)	$4,033	$(4,033)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$21,829	$(17,796)	$4,033	$(4,033)	$0
(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 15. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2023
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gain (Loss)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(6)	$0	$1,878	$(697)	$(8,856)
Total cash flow hedges	(6)	0	1,878	(697)	(8,856)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(2,236)	0	0	0	0
Currency	(120)	0	0	0	0
Currency/Interest Rate	(1,622)	0	0	(18)	0
Credit	0	0	0	0	0
Equity	23,279	0	0	0	0
Embedded Derivatives	(61,341)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(42,040)	0	0	(18)	0
Total	$(42,046)	$0	$1,878	$(715)	$(8,856)

	Year Ended December 31, 2022
	Realized Investment Gains (Losses) (1)	Change in Value of Market Risk Benefits, Net of Related Hedging Gain (Loss) (1)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$1,802	$0	$1,891	$1,202	$8,695
Total cash flow hedges	1,802	0	1,891	1,202	8,695
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(2,666)	0	0	0	0
Currency	493	0	0	0	0
Currency/Interest Rate	2,100	0	0	35	0
Credit	0	0	0	0	0
Equity	(13,420)	0	0	0	0
Embedded Derivatives	29,814	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	16,321	0	0	35	0
Total	$18,123	$0	$1,891	$1,237	$8,695

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
	Realized Investment Gains (Losses) (1)	Change in Value of Market Risk Benefits, Net of Related Hedging Gain (Loss) (1)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$245	$0	$1,583	$464	$8,405
Total cash flow hedges	245	0	1,583	464	8,405
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(815)	0	0	0	0
Currency	252	0	0	0	0
Currency/Interest Rate	2,519	0	0	6	0
Credit	(4)	0	0	0	0
Equity	8,334	0	0	0	0
Embedded Derivatives	(8,982)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	1,304	0	0	6	0
Total	$1,549	$0	$1,583	$470	$8,405
(1)Amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2020	$(2,998)
Amount recorded in AOCI
Currency/Interest Rate	10,697
Total amount recorded in AOCI	10,697
Amount reclassified from AOCI to income
Currency/Interest Rate	(2,292)
Total amount reclassified from AOCI to income	(2,292)
Balance, December 31, 2021	$5,407
Amount recorded in AOCI
Currency/Interest Rate	13,590
Total amount recorded in AOCI	13,590
Amount reclassified from AOCI to income
Currency/Interest Rate	(4,895)
Total amount reclassified from AOCI to income	(4,895)
Balance, December 31, 2022	$14,102
Amount recorded in AOCI
Currency/Interest Rate	(7,681)
Total amount recorded in AOCI	(7,681)
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,175)
Total amount reclassified from AOCI to income	(1,175)
Balance, December 31, 2023	$5,246

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2023 values, it is estimated that a pre-tax gain of $1.6 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2024.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.
There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
The Company has no exposure from credit derivative positions where it has written or purchased credit protection as of December 31, 2023 and 2022.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with regulated derivatives exchanges for exchange traded derivatives and its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single-party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include cash equivalents.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents (primarily commercial paper), short-term investments and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities, certain highly structured OTC derivative contracts, contracts or contract features pertaining to living benefit features (market risk benefits) of the Company's variable annuity contracts and embedded derivatives associated with the index-linked features of certain universal life and annuity products.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2023
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$51,042	$0	$	$51,042
Obligations of U.S. states and their political subdivisions	0	182,538	0		182,538
Foreign government bonds	0	80,744	0		80,744
U.S. corporate public securities	0	1,350,933	0		1,350,933
U.S. corporate private securities	0	205,814	14,622		220,436
Foreign corporate public securities	0	164,785	0		164,785
Foreign corporate private securities	0	175,849	5,007		180,856
Asset-backed securities(2)	0	18,511	0		18,511
Commercial mortgage-backed securities	0	77,495	19,204		96,699
Residential mortgage-backed securities	0	15,551	0		15,551
Subtotal	0	2,323,262	38,833		2,362,095
Market risk benefit assets	0	0	537,659		537,659
Fixed maturities, trading	0	23,440	0		23,440
Equity securities	0	74	4,541		4,615
Short-term investments	0	3,459	0		3,459
Cash equivalents	24,928	160,330	0		185,258
Other invested assets(3)	0	40,150	0	(40,150)	0
Reinsurance recoverables	0	0	69,745		69,745
Subtotal excluding separate account assets	24,928	2,550,715	650,778	(40,150)	3,186,271
Separate account assets(4)(5)	0	12,914,412	0		12,914,412
Total assets	$24,928	$15,465,127	$650,778	$(40,150)	$16,100,683
Market risk benefit liabilities	$0	$0	$537,659	$	$537,659
Policyholders' account balances	0	0	237,316		237,316
Payables to parent and affiliates	0	50,561	0	(42,247)	8,314
Total liabilities	$0	$50,561	$774,975	$(42,247)	$783,289

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2022
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$61,136	$0	$	$61,136
Obligations of U.S. states and their political subdivisions	0	159,215	0		159,215
Foreign government bonds	0	71,963	0		71,963
U.S. corporate public securities	0	883,405	0		883,405
U.S. corporate private securities	0	168,638	3,803		172,441
Foreign corporate public securities	0	112,962	0		112,962
Foreign corporate private securities	0	112,035	0		112,035
Asset-backed securities(2)	0	18,374	0		18,374
Commercial mortgage-backed securities	0	95,190	20,701		115,891
Residential mortgage-backed securities	0	12,066	0		12,066
Subtotal	0	1,694,984	24,504		1,719,488
Market risk benefit assets(6)	0	0	558,624		558,624
Fixed maturities, trading	0	23,782	0		23,782
Equity securities	0	67	4,291		4,358
Short-term investments	0	3,000	0		3,000
Cash equivalents	0	245,302	0		245,302
Other invested assets(3)	0	17,796	0	(17,796)	0
Receivables from parent and affiliates	0	688	0		688
Subtotal excluding separate account assets	0	1,985,619	587,419	(17,796)	2,555,242
Separate account assets(4)(5)	0	12,014,623	0		12,014,623
Total assets	$0	$14,000,242	$587,419	$(17,796)	$14,569,865
Market risk benefit liabilities(6)	$0	$0	$558,624	$	$558,624
Policyholders' account balances	0	0	108,144		108,144
Payables to parent and affiliates	0	21,829	0	(17,796)	4,033
Total liabilities	$0	$21,829	$666,768	$(17,796)	$670,801
(1)“Netting” amounts represent cash collateral of $(2) million and $0 million as of December 31, 2023 and 2022, respectively.
(2)Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2023 and 2022, the fair values of such investments were $4.4 million and $2.4 million, respectively.
(4)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2023 and 2022, the fair value of such investments was $1,163 million and $1,912 million, respectively.
(5)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(6)Amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2023 and 2022, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables primarily includes an embedded derivative associated with receivables from modified coinsurance arrangements.
Market Risk Benefits – As a result of the adoption of ASU 2018-12 in the first quarter of 2023, the Company is required to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value. Market risk benefit liabilities (or assets) represent contracts or contract features that provide protection to the contractholder and expose the insurance entity to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits in the annuities products including GMDB, GMIB, GMAB, GMWB and GMIWB. The benefits are bundled together and accounted for as single compound market risk benefits using a fair value measurement framework.
The fair value of these market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of these benefit features is based on assumptions a market participant would use in valuing market risk benefits. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.
The significant inputs to the valuation models for these market risk benefits include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the valuations, the assets and liabilities included in market risk benefits have been reflected within Level 3 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the SOFR swap curve adjusted for an additional spread relative to SOFR to reflect the Company’s market-perceived NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with the Company issued funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon company emerging experience and industry studies, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances – The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life and annuity products that provide policyholders with index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option cost for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information regarding significant internally-priced Level 3 assets and liabilities.

	December 31, 2023
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Commercial mortgage-backed securities	$19,204	Discounted cash flow	Liquidity premium	0.60%	0.75%	0.69%	Decrease
Market risk benefit assets(3)	$537,659	Discounted cash flow	Lapse rate(4)	1%	20%		Increase
			Spread over SOFR(5)	0.41%	1.91%		Increase
			Utilization rate(6)	38%	95%		Decrease
			Withdrawal rate	See table footnote (7) below.
			Mortality rate(8)	0%	15%		Increase
			Equity volatility curve	15%	25%		Decrease
Liabilities:
Market risk benefit liabilities(3)	$537,659	Discounted cash flow	Lapse rate(4)	1%	20%		Decrease
			Spread over SOFR(5)	0.41%	1.91%		Decrease
			Utilization rate(6)	38%	95%		Increase
			Withdrawal rate	See table footnote (7) below.
			Mortality rate(8)	0%	15%		Decrease
			Equity volatility curve	15%	25%		Increase
Policyholders' account balances(9)	$237,316	Discounted cash flow	Lapse rate(4)	1%	80%		Decrease
			Spread over SOFR(5)	0.41%	1.85%		Decrease
			Mortality rate(8)	0%	23%		Decrease
			Equity volatility curve	10%	25%		Increase
			Option budget(10)	(1)%	7%		Increase

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2022
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$3,803	Discounted cash flow	Discount rate	10.18%	10.18%	10.18%	Decrease
Commercial mortgage-backed securities	$20,701	Discounted cash flow	Liquidity premium	60%	75%	69.05%	Decrease
Market risk benefit assets(3)(11)	$558,624	Discounted cash flow	Lapse rate(4)	1%	20%		Increase
			Spread over SOFR(5)	0.50%	2.20%		Increase
			Utilization rate(6)	38%	95%		Decrease
			Withdrawal rate	See table footnote (7) below.
			Mortality rate(8)	0%	15%		Increase
			Equity volatility curve	18%	26%		Decrease
Liabilities:
Market risk benefit liabilities(3)(11)	$558,624	Discounted cash flow	Lapse rate(4)	1%	20%		Decrease
			Spread over SOFR(5)	0.50%	2.20%		Decrease
			Utilization rate(6)	38%	95%		Increase
			Withdrawal rate	See table footnote (7) below.
			Mortality rate(8)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(9)	$108,144	Discounted cash flow	Lapse rate(4)	1%	6%		Decrease
			Spread over SOFR(5)	0.53%	2.26%		Decrease
			Mortality rate(8)	0%	23%		Decrease
			Equity volatility curve	18%	28%		Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities, available-for-sale.
(3)Market risk benefits primarily represent fair value for all living benefit guarantees including accumulation, withdrawal and income benefits. Since the valuation methodology for these assets and liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these balances.
(5)The spread over the SOFR swap curve and the "London Inter-Bank Offered Rate ("LIBOR") swap curve represents the premium added to the proxy for the risk-free rate (SOFR or LIBOR, as applicable) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees as of December 31, 2023 and 2022, respectively. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements are insurance liabilities and are therefore senior to debt.
(6)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(7)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2023 and 2022, the minimum withdrawal rate assumption is 81% and 77%, respectively. As of December 31, 2023 and 2022, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(8)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
(9)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life and annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(10)Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price and interest rate changes. The level of option budget determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.
(11)Amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities - The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increases, credit spreads widen, which results in a decrease in fair value.
Commercial Mortgage-backed Securities - Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger economic cycles, prepayment rates are generally driven by underlying property appreciation and subsequent cash-out refinances, while default rates and loss severity may be lower. During weaker economic cycles, prepayment rates may decline, while default rates and loss severity increase. Generally, a change in the assumption used for the probability of default would be accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for prepayment rates. The impact of these factors on average life and economics varies with the deal structure and tranche subordination.
Market Risk Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods (excluding MRBs disclosed in Note 10). When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2023(5)(6)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(1)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(2)	$3,803	$(43)	$18,146	$0	$0	$(4,064)	$0	$5,550	$(3,763)	$19,629	$(86)
Structured securities(3)	20,701	(1,057)	0	(9)	0	(431)	0	0	0	19,204	(1,022)
Other assets:
Equity securities	4,291	219	31	0	0	0	0	0	0	4,541	219
Reinsurance recoverables(4)	0	(3,034)	75,143	0	0	0	(2,364)	0	0	69,745	(3,034)
Liabilities:
Policyholders' account balances(4)	(108,144)	(56,368)	0	0	(72,804)	0	0	0	0	(237,316)	(32,218)

	Year Ended December 31, 2023(5)
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(1)
	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$7	$0	$(1,072)	$(35)	$0	$0	$(1,108)
Other assets:
Equity securities	0	219	0	0	0	219	0
Reinsurance recoverables	(3,034)	0	0	0	(3,034)	0	0
Liabilities:
Policyholders' account balances	(56,368)	0	0	0	(32,218)	0	0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2022(5)(6)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(1)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(2)	$24,319	$(1,665)	$0	$0	$0	$(632)	$0	$0	$(18,219)	$3,803	$(1,622)
Structured securities(3)	27,274	(6,168)	320	0	0	(405)	0	0	(320)	20,701	(6,144)
Other assets:
Equity securities	5,812	(1,521)	0	0	0	0	0	0	0	4,291	(1,522)
Liabilities:
Policyholders' account balances(4)	(153,127)	29,130	0	0	15,853	0	0	0	0	(108,144)	24,845

	Year Ended December 31, 2022(5)
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(1)
	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$1,198	$0	$(9,008)	$(23)	$1,200	$0	$(8,966)
Other assets:
Equity securities	0	(1,521)	0	0	0	(1,522)	0
Liabilities:
Policyholders' account balances	29,130	0	0	0	24,845	0	0

	Year Ended December 31, 2021(5)
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(1)
	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,404)	$0	$(783)	$(11)	$(1,557)	$0	$(636)
Other assets:
Equity securities	0	(283)	0	0	0	(283)	0
Liabilities:
Policyholders' account balances	(8,983)	0	0	0	(11)	0	0

(1)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(2)Includes U.S. corporate private securities and foreign corporate private securities.
(3)Includes asset backed and commercial mortgage-backed securities.
(4)Purchases/issuances and settlements for Policyholders' account balances and Reinsurance recoverables are presented net in the rollforward.
(5)Effective January 1, 2021, Future policy benefits previously included in "Changes in Level 3 Assets and Liabilities" are now reported as Market Risk Benefits. See Note 10 for additional information.
(6)Excludes MRB assets of $538 million and $559 million and MRB liabilities of $538 million and $559 million as of December 31, 2023 and 2022, respectively. See Note 10 for additional information.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Fair Value of Financial Instruments
The tables below present the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2023
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$237,993	$237,993	$239,629
Policy loans	0	0	1,115,096	1,115,096	1,115,096
Short-term investments	2,500	0	0	2,500	2,500
Cash and cash equivalents	1,125	0	0	1,125	1,125
Accrued investment income	0	53,906	0	53,906	53,906
Reinsurance recoverables	0	0	22,155	22,155	23,537
Receivables from parent and affiliates	0	24,502	0	24,502	24,502
Other assets	0	4,363	0	4,363	4,363
Total assets	$3,625	$82,771	$1,375,244	$1,461,640	$1,464,658
Liabilities:
Policyholders’ account balances - investment contracts	$0	$148,542	$30,945	$179,487	$180,868
Payables to parent and affiliates	0	1,066	0	1,066	1,066
Other liabilities	0	52,027	0	52,027	52,027
Total liabilities	$0	$201,635	$30,945	$232,580	$233,961

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2022
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$141,513	$141,513	$148,179
Policy loans	0	0	212,063	212,063	212,063
Short-term investments	4,000	0	0	4,000	4,000
Cash and cash equivalents	10,465	0	0	10,465	10,465
Accrued investment income	0	25,222	0	25,222	25,222
Reinsurance recoverables	0	0	25,127	25,127	27,183
Receivables from parent and affiliates	0	18,660	0	18,660	18,660
Other assets	0	3,852	0	3,852	3,852
Total assets	$14,465	$47,734	$378,703	$440,902	$449,624
Liabilities:
Policyholders’ account balances - investment contracts	$0	$180,576	$36,746	$217,322	$219,378
Payables to parent and affiliates	0	3,513	0	3,513	3,513
Other liabilities	0	51,312	0	51,312	51,312
Total liabilities	$0	$235,401	$36,746	$272,147	$274,203
(1)Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the relative strength of the underlying collateral, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments, which are not securities, recorded at amortized cost; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with modified coinsurance arrangements and other reinsurance arrangements between the Company and related parties. See Note 11 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED REINSURANCE
Deferred Policy Acquisition Costs
The following table shows a rollforward for the lines of business that contain DAC balances, along with a reconciliation to the Company's total DAC balance:

	Term Life	Variable / Universal Life	Total
	(in thousands)
Balance, January 1, 2021	$51,527	$192,691	$244,218
Capitalization	17,427	65,297	82,724
Amortization expense	(6,863)	(11,335)	(18,198)
Other	0	0	0
Balance, December 31, 2021	62,091	246,653	308,744
Capitalization	14,911	47,531	62,442
Amortization expense	(6,737)	(12,553)	(19,290)
Other	(52)	30	(22)
Balance, December 31, 2022	70,213	281,661	351,874
Capitalization	19,004	42,833	61,837
Amortization expense	(7,209)	(13,363)	(20,572)
Other	0	0	0
Balance, December 31, 2023	$82,008	$311,131	$393,139

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Deferred Reinsurance Losses
The following table shows a rollforward of DRL balances for variable annuity products, which is the only line of business that contains a DRL balance, along with a reconciliation to the Company's total DRL balance:

Variable Annuities
(in thousands)
Balance, January 1, 2021	$20,632
Amortization expense	(1,655)
Balance, December 31, 2021	18,977
Amortization expense	(1,547)
Other	(5)
Balance, December 31, 2022	17,425
Amortization expense	(1,456)
Other	(1)
Balance, December 31, 2023	$15,968
7. SEPARATE ACCOUNTS
The Company issues variable annuity and variable life insurance contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. Most variable annuity and variable life insurance contracts are offered with both separate and general account options. See Note 9 for additional information.

The assets supporting the variable portion of variable annuity and variable life insurance contracts are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities”. The liabilities related to the net amount at risk are reflected within future policy benefits or market risk benefits. Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net”.
Separate Account Assets
The aggregate fair value of assets, by major investment asset category, supporting separate accounts is as follows:

	December 31, 2023	December 31, 2022
	(in thousands)
Asset Type:
Mutual funds:
Equity	$8,299,099	$7,430,452
Fixed Income	3,901,137	3,973,001
Other	714,176	611,170
Other invested assets	1,162,691	1,912,335
Total	$14,077,103	$13,926,958

For the periods ended December 31, 2023, 2022 and 2021, there were no transfers of assets, other than cash, from the general account to a separate account; therefore, no gains or losses were recorded.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Separate Account Liabilities
The balances of and changes in separate account liabilities as of and for the periods indicated are as follows:

	Year Ended December 31, 2023
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$8,928,568	$4,998,390	$13,926,958
Deposits	43,211	199,895	243,106
Investment performance	1,180,443	875,388	2,055,831
Policy charges	(218,915)	(103,013)	(321,928)
Surrenders and withdrawals	(855,504)	(54,781)	(910,285)
Benefit payments	(5,986)	(41,615)	(47,601)
Net transfers (to) from general account(1)	(8,826)	(886,762)	(895,588)
Other	1,186	25,424	26,610
Balance, end of period	$9,064,177	$5,012,926	$14,077,103

Cash surrender value(2)	$8,929,016	$4,902,698	$13,831,714

	Year Ended December 31, 2022
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$11,982,322	$5,940,045	$17,922,367
Deposits	67,216	200,686	267,902
Investment performance	(2,113,606)	(925,970)	(3,039,576)
Policy charges	(238,173)	(100,968)	(339,141)
Surrenders and withdrawals	(764,069)	(42,118)	(806,187)
Benefit payments	(5,622)	(42,934)	(48,556)
Net transfers (to) from general account	(895)	(37,577)	(38,472)
Other	1,395	7,226	8,621
Balance, end of period	$8,928,568	$4,998,390	$13,926,958

Cash surrender value(2)	$8,747,915	$4,897,409	$13,645,324

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$11,963,399	$5,154,111	$17,117,510
Deposits	99,941	236,158	336,099
Investment performance	1,171,547	797,051	1,968,598
Policy charges	(277,346)	(98,839)	(376,185)
Surrenders and withdrawals	(972,834)	(58,845)	(1,031,679)
Benefit payments	(7,378)	(61,608)	(68,986)
Net transfers (to) from general account	4,108	(33,480)	(29,372)
Other	885	5,497	6,382
Balance, end of period	$11,982,322	$5,940,045	$17,922,367

Cash surrender value(2)	$11,749,197	$5,850,808	$17,600,005
(1)Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 15 for additional information.
(2)Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.
8. LIABILITY FOR FUTURE POLICY BENEFITS
Liability for Future Policy Benefits primarily consists of the following sub-components, which are discussed in greater detail below.

•Benefit Reserves;
•Deferred Profit Liability; and
•Additional Insurance Reserves

In 2023, the Company recognized an immaterial impact to net income attributable to the actuarial assumption update for direct and assumed benefit reserves. Additionally, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update and other refinements for direct and assumed additional insurance reserves, primarily due to unfavorable model refinements, partially offset by favorable updates to economic assumptions, including expected future rates of returns on investments on universal life policies with secondary guarantees.

In 2022, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update for direct and assumed benefit reserves, primarily due to updates to mortality assumptions on individual term life insurance. Additionally, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update and other refinements for direct and assumed additional insurance reserves, primarily due to updates to policyholder behavior assumptions on universal life policies with secondary guarantees.

In 2021, the actuarial assumption update for direct and assumed benefit reserves and additional insurance reserves was immaterial.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Benefit Reserves
The balances of and changes in Benefit Reserves as of and for the periods indicated consist of the three tables presented below: Present Value of Expected Net Premiums rollforward, Present Value of Expected Future Policy Benefits rollforward, and Net Liability for Future Policy Benefits.

	Year Ended December 31, 2023
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$1,416,807	$0	$1,416,807
Effect of cumulative changes in discount rate assumptions, beginning of period	73,563	0	73,563
Balance at original discount rate, beginning of period	1,490,370	0	1,490,370
Effect of assumption update	(152)	0	(152)
Effect of actual variances from expected experience and other activity	(62,690)	(554)	(63,244)
Adjusted balance, beginning of period	1,427,528	(554)	1,426,974
Issuances	88,929	2,998	91,927
Net premiums / considerations collected	(165,337)	(2,444)	(167,781)
Interest accrual	67,614	0	67,614
Balance at original discount rate, end of period	1,418,734	0	1,418,734
Effect of cumulative changes in discount rate assumptions, end of period	(29,313)	0	(29,313)
Balance, end of period	$1,389,421	$0	$1,389,421

	Year Ended December 31, 2023
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$2,551,191	$16,460	$2,567,651
Effect of cumulative changes in discount rate assumptions, beginning of period	137,962	1,899	139,861
Balance at original discount rate, beginning of period	2,689,153	18,359	2,707,512
Effect of assumption update	(202)	0	(202)
Effect of actual variances from expected experience and other activity	(82,200)	482	(81,718)
Adjusted balance, beginning of period	2,606,751	18,841	2,625,592
Issuances	88,929	2,998	91,927
Interest accrual	129,375	673	130,048
Benefit payments	(160,052)	(2,463)	(162,515)
Other adjustments	(1,112)	(50)	(1,162)
Balance at original discount rate, end of period	2,663,891	19,999	2,683,890
Effect of cumulative changes in discount rate assumptions, end of period	(44,322)	(1,510)	(45,832)
Balance, end of period	$2,619,569	$18,489	$2,638,058

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2023
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$1,230,148	$18,489	$1,248,637
Flooring impact, end of period	0	0	0
Balance, end of period, post-flooring	1,230,148	18,489	1,248,637
Less: Reinsurance recoverable	1,054,226	18,489	1,072,715
Balance after reinsurance recoverable, end of period, post-flooring	$175,922	$0	$175,922

	Year Ended December 31, 2022
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$1,641,933	$0	$1,641,933
Effect of cumulative changes in discount rate assumptions, beginning of period	(253,752)	0	(253,752)
Balance at original discount rate, beginning of period	1,388,181	0	1,388,181
Effect of assumption update	174,263	0	174,263
Effect of actual variances from expected experience and other activity	(29,416)	(746)	(30,162)
Adjusted balance, beginning of period	1,533,028	(746)	1,532,282
Issuances	58,215	2,110	60,325
Net premiums / considerations collected	(170,297)	(1,364)	(171,661)
Interest accrual	69,424	0	69,424
Balance at original discount rate, end of period	1,490,370	0	1,490,370
Effect of cumulative changes in discount rate assumptions, end of period	(73,563)	0	(73,563)
Balance, end of period	$1,416,807	$0	$1,416,807

	Year Ended December 31, 2022
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$3,041,562	$19,314	$3,060,876
Effect of cumulative changes in discount rate assumptions, beginning of period	(561,455)	(1,459)	(562,914)
Balance at original discount rate, beginning of period	2,480,107	17,855	2,497,962
Effect of assumption update	255,336	0	255,336
Effect of actual variances from expected experience and other activity	(60,049)	149	(59,900)
Adjusted balance, beginning of period	2,675,394	18,004	2,693,398
Issuances	58,215	2,111	60,326
Interest accrual	129,657	627	130,284
Benefit payments	(173,998)	(2,308)	(176,306)
Other adjustments	(115)	(75)	(190)
Balance at original discount rate, end of period	2,689,153	18,359	2,707,512
Effect of cumulative changes in discount rate assumptions, end of period	(137,962)	(1,899)	(139,861)
Balance, end of period	$2,551,191	$16,460	$2,567,651

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2022
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$1,134,384	$16,460	$1,150,844
Flooring impact, end of period	0	0	0
Balance, end of period, post-flooring	1,134,384	16,460	1,150,844
Less: Reinsurance recoverable	1,002,277	16,460	1,018,737
Balance after reinsurance recoverable, end of period, post-flooring	$132,107	$0	$132,107

	Year Ended December 31, 2021
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$1,762,111	$0	$1,762,111
Effect of cumulative changes in discount rate assumptions, beginning of period	(352,891)	0	(352,891)
Balance at original discount rate, beginning of period	1,409,220	0	1,409,220
Effect of assumption update	5,651	0	5,651
Effect of actual variances from expected experience and other activity	(13,285)	0	(13,285)
Adjusted balance, beginning of period	1,401,586	0	1,401,586
Issuances	75,944	3,763	79,707
Net premiums / considerations collected	(155,282)	(3,763)	(159,045)
Interest accrual	65,933	0	65,933
Balance at original discount rate, end of period	1,388,181	0	1,388,181
Effect of cumulative changes in discount rate assumptions, end of period	253,752	0	253,752
Balance, end of period	$1,641,933	$0	$1,641,933

	Year Ended December 31, 2021
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$3,212,658	$17,969	$3,230,627
Effect of cumulative changes in discount rate assumptions, beginning of period	(753,963)	(2,188)	(756,151)
Balance at original discount rate, beginning of period	2,458,695	15,781	2,474,476
Effect of assumption update	5,817	0	5,817
Effect of actual variances from expected experience and other activity	(9,219)	(297)	(9,516)
Adjusted balance, beginning of period	2,455,293	15,484	2,470,777
Issuances	75,944	3,763	79,707
Interest accrual	120,981	620	121,601
Benefit payments	(171,572)	(2,012)	(173,584)
Other adjustments	(539)	0	(539)
Balance at original discount rate, end of period	2,480,107	17,855	2,497,962
Effect of cumulative changes in discount rate assumptions, end of period	561,455	1,459	562,914
Balance, end of period	$3,041,562	$19,314	$3,060,876

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$1,399,629	$19,314	$1,418,943
Flooring impact, end of period	899	0	899
Balance, end of period, post-flooring	1,400,528	19,314	1,419,842
Less: Reinsurance recoverable	1,216,756	19,314	1,236,070
Balance after reinsurance recoverable, end of period, post-flooring	$183,772	$0	$183,772
The following tables provide supplemental information related to the balances of and changes in Benefit Reserves included in the disaggregated tables above, on a gross (direct and assumed) basis, as of and for the periods indicated:

	Year Ended December 31, 2023
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$3,017,106	$0
Discounted expected future gross premiums (at original discount rate)	$2,021,858	$0
Discounted expected future gross premiums (at current discount rate)	$1,988,469	$0
Undiscounted expected future benefits and expenses	$4,298,438	$25,823
Interest accrual	$61,760	$673
Gross premiums	$236,148	$2,974
Weighted-average duration of the liability in years (at original discount rate)	10	6
Weighted-average duration of the liability in years (at current discount rate)	10	6
Weighted-average interest rate (at original discount rate)	5.27%	3.59%
Weighted-average interest rate (at current discount rate)	5.00%	4.90%

	Year Ended December 31, 2022
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$3,073,048	$0
Discounted expected future gross premiums (at original discount rate)	$2,069,441	$0
Discounted expected future gross premiums (at current discount rate)	$1,973,031	$0
Undiscounted expected future benefits and expenses	$4,352,500	$24,056
Interest accrual	$60,233	$627
Gross premiums	$242,406	$1,700
Weighted-average duration of the liability in years (at original discount rate)	11	7
Weighted-average duration of the liability in years (at current discount rate)	10	6
Weighted-average interest rate (at original discount rate)	5.33%	3.56%
Weighted-average interest rate (at current discount rate)	5.40%	5.30%

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$3,309,037	$0
Discounted expected future gross premiums (at original discount rate)	$2,185,726	$0
Discounted expected future gross premiums (at current discount rate)	$2,597,734	$0
Undiscounted expected future benefits and expenses	$4,023,185	$23,747
Interest accrual	$55,048	$620
Gross premiums	$241,783	$4,553
Weighted-average duration of the liability in years (at original discount rate)	11	7
Weighted-average duration of the liability in years (at current discount rate)	11	7
Weighted-average interest rate (at original discount rate)	5.37%	3.56%
Weighted-average interest rate (at current discount rate)	2.54%	2.48%
For additional information regarding observable market information and the techniques used to determine the interest rate assumptions seen above, see Note 2.
For non-participating traditional and limited-payment products, if a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for the present value of expected future policy benefits and non-level claim settlement expenses, then the liability for future policy benefits is adjusted at that time, and thereafter such that all changes, both favorable and unfavorable, in expected benefits resulting from both actual experience deviations and changes in future assumptions are recognized immediately as a gain or loss.

In 2023, there was a $3 million gain in to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, which was offset by a $3 million charge, reflecting the impact of ceded reinsurance on the affected cohorts.

In 2022, there was an $11 million charge to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, mostly offset by a $10 million gain, reflecting the impact of ceded reinsurance on the affected cohorts.

In 2021, there was a $6 million charge to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, mostly offset by a $5 million gain, reflecting the impact of ceded reinsurance on the affected cohorts.
Deferred Profit Liability
The balances of and changes in Deferred Profit Liability for the years ended December 31, are as follows:

	2023	2022	2021
	Fixed Annuities
	(in thousands)
Balance, beginning of period	$1,684	$1,726	$984
Effect of actual variances from expected experience and other activity	(681)	(169)	98
Adjusted balance, beginning of period	1,003	1,557	1,082
Profits deferred	511	309	771
Interest accrual	49	60	60
Amortization	(196)	(222)	(187)
Other adjustments	(2)	(20)	0
Balance, end of period	1,365	1,684	1,726
Less: Reinsurance recoverable	1,365	1,684	1,726
Balance after reinsurance recoverable	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table provides supplemental information related to the balances of and changes in Deferred Profit Liability, included in the disaggregated table above, on a gross (direct and assumed) basis, for the years ended December 31,:

	2023	2022	2021
	Fixed Annuities
	(in thousands)
Revenue(1)	$319	$42	$(742)
Interest accrual	49	60	60
(1)Represents the gross premiums collected in changes in deferred profit liability.
Additional Insurance Reserves
AIR represents the additional liability for annuitization, death, or other insurance benefits, including GMDB and GMIB contract features, that are above and beyond the contractholder's account balance.

The following table shows a rollforward of AIR balances for variable and universal life products, for the years ended December 31,:

	2023	2022	2021
	(in thousands)
Balance including amounts in AOCI, beginning of period, post-flooring	$827,478	$703,968	$642,514
Flooring impact and amounts in AOCI	91,115	(71,467)	(95,331)
Balance, excluding amounts in AOCI, beginning of period, pre-flooring	918,593	632,501	547,183
Effect of assumption update	9,713	180,404	369
Effect of actual variances from expected experience and other activity	(8,234)	(39,475)	8,089
Adjusted balance, beginning of period	920,072	773,430	555,641
Assessments collected(1)	99,311	134,822	62,891
Interest accrual	32,814	27,479	20,039
Benefits paid	(9,544)	(17,138)	(6,070)
Balance, excluding amounts in AOCI, end of period, pre-flooring	1,042,653	918,593	632,501
Flooring impact and amounts in AOCI	(56,487)	(91,115)	71,467
Balance, including amounts in AOCI, end of period, post-flooring	986,166	827,478	703,968
Less: Reinsurance recoverable	943,991	793,577	666,813
Balance after reinsurance recoverable, including amounts in AOCI, end of period	$42,175	$33,901	$37,155
(1)Represents the portion of gross assessments required to fund the future policy benefits.

	2023	2022	2021
	($ in thousands)
Interest accrual	$32,814	$27,479	$20,039
Gross assessments	$245,024	$303,979	$215,741
Weighted-average duration of the liability in years (at original discount rate)	27	28	26
Weighted-average interest rate (at original discount rate)	3.40%	3.41%	3.44%

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Future Policy Benefits Reconciliation
The following table presents the reconciliation of the ending balances from the above rollforwards, Benefit Reserves, Deferred Profit Liability and Additional Insurance Reserves including other liabilities, gross of related reinsurance recoverables, to the total liability for Future Policy Benefits as reported on the Company's Statements of Financial Position for the years ended December 31,:

	2023	2022	2021
	(in thousands)
Benefit reserves, end of period, post-flooring	$1,248,637	$1,150,844	$1,419,842
Deferred profit liability, end of period, post-flooring	1,365	1,684	1,726
Additional insurance reserves, including amounts in AOCI, end of period, post-flooring	986,166	827,478	703,968
Subtotal of amounts disclosed above	2,236,168	1,980,006	2,125,536
Other Future policy benefits reserves(1)	162,275	150,036	235,587
Total Future policy benefits	$2,398,443	$2,130,042	$2,361,123
(1)Represents balances for which disaggregated rollforward disclosures are not required, including unpaid claims and claims expenses, and incurred but not reported and in course of settlement claim liabilities.
Revenue and Interest Expense
The following tables present revenue and interest expense related to Benefit Reserves, Deferred Profit Liability and Additional Insurance Reserves, as well as related revenue and interest expense not presented in the above supplemental tables, in the Company's Statement of Operations for the periods indicated:

	Year Ended December 31, 2023
	Revenues(1)
	Fixed Annuities	Term Life	Variable and Universal Life	Total
	(in thousands)
Benefit reserves	$2,974	$236,148	$0	$239,122
Deferred profit liability	319	0	0	319
Additional insurance reserves	0	0	245,024	245,024
Total	$3,293	$236,148	$245,024	$484,465

	Year Ended December 31, 2022
	Revenues(1)
	Fixed Annuities	Term Life	Variable and Universal Life	Total
	(in thousands)
Benefit reserves	$1,700	$242,406	$0	$244,106
Deferred profit liability	42	0	0	42
Additional insurance reserves	0	0	303,979	303,979
Total	$1,742	$242,406	$303,979	$548,127

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
	Revenues(1)
	Fixed Annuities	Term Life	Variable and Universal Life	Total
	(in thousands)
Benefit reserves	$4,553	$241,783	$0	$246,336
Deferred profit liability	(742)	0	0	(742)
Additional insurance reserves	0	0	215,741	215,741
Total	$3,811	$241,783	$215,741	$461,335
(1)Represents "Gross premiums" for benefit reserves; "Gross assessments" for additional insurance reserves; and "Revenue" for deferred profit liability.

	Year Ended December 31, 2023
	Interest Expense
	Fixed Annuities	Term Life	Variable and Universal Life	Total
	(in thousands)
Benefit reserves	$673	$61,760	$0	$62,433
Deferred profit liability	49	0	0	49
Additional insurance reserves	0	0	32,814	32,814
Total	$722	$61,760	$32,814	$95,296

	Year Ended December 31, 2022
	Interest Expense
	Fixed Annuities	Term Life	Variable and Universal Life	Total
	(in thousands)
Benefit reserves	$627	$60,233	$0	$60,860
Deferred profit liability	60	0	0	60
Additional insurance reserves	0	0	27,479	27,479
Total	$687	$60,233	$27,479	$88,399

	Year Ended December 31, 2021
	Interest Expense
	Fixed Annuities	Term Life	Variable and Universal Life	Total
	(in thousands)
Benefit reserves	$620	$55,048	$0	$55,668
Deferred profit liability	60	0	0	60
Additional insurance reserves	0	0	20,039	20,039
Total	$680	$55,048	$20,039	$75,767

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

9. POLICYHOLDERS' ACCOUNT BALANCES
The balances of and changes in policyholders' account balances as of and for the periods ended are as follows:

	Year Ended December 31, 2023
	Fixed Annuities	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$39,406	$327,124	$2,084,680	$2,451,210
Deposits	3,326	267,216	218,774	489,316
Interest credited	953	9,057	59,335	69,345
Policy charges	(58)	(146)	(145,551)	(145,755)
Surrenders and withdrawals	(7,670)	(36,703)	(111,973)	(156,346)
Benefit payments	(932)	(2,488)	45	(3,375)
Net transfers (to) from separate account(1)	0	8,826	886,762	895,588
Change in market value and other adjustments(2)	0	19,695	36,674	56,369
Balance, end of period	35,025	592,581	3,028,746	3,656,352
Less: Reinsurance recoverables(3)	4,746	569,844	780,512	1,355,102
Policyholders' account balance net of reinsurance recoverables	$30,279	$22,737	$2,248,234	$2,301,250
Unearned revenue reserve				370,258
Other				9,574
Total Policyholders' account balance				$4,036,184

Weighted-average crediting rate	2.56%	1.97%	2.32%	2.27%
Net amount at risk(4)	$0	$0	$34,400,806	$34,400,806
Cash surrender value(5)	$8,413	$573,787	$2,691,933	$3,274,133

	Year Ended December 31, 2022
	Fixed Annuities(6)	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$42,070	$344,945	$2,052,065	$2,439,080
Deposits	4,414	1,066	227,017	232,497
Interest credited	1,111	6,174	64,979	72,264
Policy charges	(62)	(234)	(145,194)	(145,490)
Surrenders and withdrawals	(829)	(22,412)	(125,011)	(148,252)
Benefit payments	(7,298)	(3,310)	2,378	(8,230)
Net transfers (to) from separate account	0	895	37,577	38,472
Change in market value and other adjustments(2)	0	0	(29,131)	(29,131)
Balance, end of period	39,406	327,124	2,084,680	2,451,210
Less: Reinsurance recoverables(3)	5,724	323,981	759,273	1,088,978
Policyholders' account balance net of reinsurance recoverables	$33,682	$3,143	$1,325,407	$1,362,232
Unearned revenue reserve				313,710
Other(6)				9,395
Total Policyholders' account balance				$2,774,315

Weighted-average crediting rate	2.73%	1.84%	3.14%	2.96%
Net amount at risk(4)	$0	$0	$33,702,745	$33,702,745
Cash surrender value(5)	$11,112	$305,239	$1,750,451	$2,066,802

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
	Fixed Annuities(6)	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$40,866	$365,751	$2,023,030	$2,429,647
Deposits	8,469	1,610	279,102	289,181
Interest credited	1,181	6,524	55,457	63,162
Policy charges	(70)	(169)	(141,977)	(142,216)
Surrenders and withdrawals	(630)	(18,111)	(133,669)	(152,410)
Benefit payments	(7,746)	(6,552)	(72,340)	(86,638)
Net transfers (to) from separate account	0	(4,108)	33,480	29,372
Change in market value and other adjustments(2)	0	0	8,982	8,982
Balance, end of period	42,070	344,945	2,052,065	2,439,080
Less: Reinsurance recoverables(3)	7,066	340,527	732,293	1,079,886
Policyholders' account balance net of reinsurance recoverables	$35,004	$4,418	$1,319,772	$1,359,194
Unearned revenue reserve				251,573
Other(6)				9,281
Total Policyholders' account balance				$2,699,934

Weighted-average crediting rate	2.85%	1.84%	2.72%	2.59%
Net amount at risk(4)	$0	$0	$32,380,414	$32,380,414
Cash surrender value(5)	$12,370	$323,406	$1,676,529	$2,012,305
(1)Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 15 for additional information.
(2)Primarily relates to changes in the value of embedded derivative instruments associated with the indexed options of certain products.
(3)The amount of recoverables related to reinsurance agreements that reduce the risk of the policyholders’ account balances gross liability.
(4)The net amount at risk calculation includes both general and separate account balances.
(5)Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.
(6)Prior period amounts have been updated to conform to current period presentation.

The Company issues variable life and universal life insurance contracts which may also include a “no-lapse guarantee” where the Company contractually guarantees to the contractholder a death benefit even when the account value drops to zero, as long as the “no-lapse guarantee” premium is paid.

The net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including contractholder mortality, contract lapses, and premium pattern, as well as interest rate and equity market returns.

The Company also issues annuity contracts that provide certain death benefit and/or living benefit guarantees and are accounted for as MRBs. See Note 10 for additional information, including the net amount at risk associated with these guarantees.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums are as follows:

	December 31, 2023
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$0	$0	$0	$0	$0
1.00%- 1.99%	1,034	0	0	0	1,034
2.00%- 2.99%	18,552	0	0	0	18,552
3.00% - 4.00%	7,756	0	0	0	7,756
Greater than 4.00%	0	0	0	0	0
Total	$27,342	$0	$0	$0	$27,342
Variable Annuities
Less than 1.00%	$1,490	$0	$0	$0	$1,490
1.00% - 1.99%	177,730	1,576	0	0	179,306
2.00% - 2.99%	1,462	0	0	0	1,462
3.00% - 4.00%	113,616	1,180	0	0	114,796
Greater than 4.00%	130	0	0	0	130
Total	$294,428	$2,756	$0	$0	$297,184
Variable Life / Universal Life
Less than 1.00%	$0	$0	$0	$30,597	$30,597
1.00% - 1.99%	21,709	0	409,406	53,613	484,728
2.00% - 2.99%	3,958	157,256	184,475	28,519	374,208
3.00% - 4.00%	244,318	248,808	917,572	0	1,410,698
Greater than 4.00%	371,165	0	0	0	371,165
Total	$641,150	$406,064	$1,511,453	$112,729	$2,671,396

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2022
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities(2)
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	1,277	0	0	0	1,277
2.00%- 2.99%	21,208	0	0	0	21,208
3.00% - 4.00%	10,342	0	0	0	10,342
Greater than 4.00%	0	0	0	0	0
Total	$32,827	$0	$0	$0	$32,827
Variable Annuities
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	192,551	1,593	0	0	194,144
2.00% - 2.99%	1,812	0	0	0	1,812
3.00% - 4.00%	132,969	231	0	0	133,200
Greater than 4.00%	125	0	0	0	125
Total	$327,457	$1,824	$0	$0	$329,281
Variable Life / Universal Life
Less than 1.00%	$705	$0	$0	$0	$705
1.00% - 1.99%	56,396	0	105,883	286,496	448,775
2.00% - 2.99%	4,433	15,602	203,101	136,109	359,245
3.00% - 4.00%	156,567	633	435,220	0	592,420
Greater than 4.00%	377,674	0	0	0	377,674
Total	$595,775	$16,235	$744,204	$422,605	$1,778,819

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2021
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities(2)
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	1,573	0	0	0	1,573
2.00%- 2.99%	21,438	0	0	0	21,438
3.00% - 4.00%	10,436	0	0	0	10,436
Greater than 4.00%	0	0	0	0	0
Total	$33,447	$0	$0	$0	$33,447
Variable Annuities
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	202,917	1,627	0	0	204,544
2.00% - 2.99%	1,901	0	0	0	1,901
3.00% - 4.00%	142,452	0	0	0	142,452
Greater than 4.00%	120	0	0	0	120
Total	$347,390	$1,627	$0	$0	$349,017
Variable Life / Universal Life
Less than 1.00%	$1,143	$0	$0	$0	$1,143
1.00% - 1.99%	48,298	0	0	362,043	410,341
2.00% - 2.99%	679	0	288,371	53,031	342,081
3.00% - 4.00%	142,942	390,853	62,559	0	596,354
Greater than 4.00%	362,150	0	0	0	362,150
Total	$555,212	$390,853	$350,930	$415,074	$1,712,069
(1)Excludes contracts without minimum guaranteed crediting rates, such as funds with indexed-linked crediting options.
(2)Prior period amounts have been updated to conform to current period presentation.
Unearned Revenue Reserve
The balances of and changes in URR as of and for the periods ended are as follows:

	Years Ended December 31,
	2023	2022	2021
	Variable Life / Universal Life
	(in thousands)
Balance, beginning of period	$313,710	$251,573	$186,582
Unearned revenue	72,640	75,757	76,179
Amortization expense	(16,092)	(13,681)	(11,188)
Other adjustments	0	61	0
Balance, end of period	370,258	313,710	251,573
Less: Reinsurance recoverables	95,496	81,256	63,830
Unearned revenue reserve net of reinsurance recoverables	$274,762	$232,454	$187,743

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

10.    MARKET RISK BENEFITS
The following tables show a rollforward of MRB balances for variable annuity products, along with a reconciliation to the Company’s total net MRB positions as of the following dates:

	Year Ended December 31, 2023
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$398,254	$(398,254)	$0
Effect of cumulative changes in non-performance risk	163,169	0	163,169
Balance, beginning of period, before effect of changes in non-performance risk	561,423	(398,254)	163,169
Attributed fees collected	107,951	(107,951)	0
Claims paid	(5,336)	5,336	0
Interest accrual	25,736	(25,736)	0
Actual in force different from expected	6,889	(6,889)	0
Effect of changes in interest rates	(156,526)	156,526	0
Effect of changes in equity markets	(158,653)	158,653	0
Effect of assumption update	30,269	(30,269)	0
Issuances	(9,499)	9,499	0
Other adjustments	(106)	106	0
Effect of changes in current period counterparty non-performance risk	0	(62,792)	(62,792)
Balance, end of period, before effect of changes in non-performance risk	402,148	(301,771)	100,377
Effect of cumulative changes in non-performance risk	(100,377)	0	(100,377)
Balance, end of period	$301,771	$(301,771)	$0

	Year Ended December 31, 2022
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$796,913	$(796,913)	$0
Effect of cumulative changes in non-performance risk	21,123	0	21,123
Balance, beginning of period, before effect of changes in non-performance risk	818,036	(796,913)	21,123
Attributed fees collected	117,867	(117,867)	0
Claims paid	(3,456)	3,456	0
Interest accrual	12,950	(12,950)	0
Actual in force different from expected	10,199	(10,199)	0
Effect of changes in interest rates	(642,920)	642,920	0
Effect of changes in equity markets	266,177	(266,177)	0
Effect of assumption update	(17,430)	17,430	0
Effect of changes in current period counterparty non-performance risk	0	142,046	142,046
Balance, end of period, before effect of changes in non-performance risk	561,423	(398,254)	163,169
Effect of cumulative changes in non-performance risk	(163,169)	0	(163,169)
Balance, end of period	$398,254	$(398,254)	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$1,205,571	$(1,205,571)	$0
Effect of cumulative changes in non-performance risk	60,792	0	60,792
Balance, beginning of period, before effect of changes in non-performance risk	1,266,363	(1,205,571)	60,792
Attributed fees collected	129,583	(129,583)	0
Claims paid	(199)	199	0
Interest accrual	2,200	(2,200)	0
Actual in force different from expected	934	(934)	0
Effect of changes in interest rates	(324,926)	324,926	0
Effect of changes in equity markets	(235,734)	235,734	0
Effect of assumption update	(20,185)	20,185	0
Effect of changes in current period counterparty non-performance risk	0	(39,669)	(39,669)
Balance, end of period, before effect of changes in non-performance risk	818,036	(796,913)	21,123
Effect of cumulative changes in non-performance risk	(21,123)	0	(21,123)
Balance, end of period	$796,913	$(796,913)	$0
In 2023, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update for direct MRBs, primarily due to updates to policyholder behavior assumptions on certain variable annuities.
In 2022, the Company recognized a favorable impact to net income attributable to the actuarial assumption update for direct MRBs, primarily due to updates to mortality and policyholder behavior assumptions on certain variable annuities.
In 2021, the Company recognized a favorable impact to net income attributable to the actuarial assumption update for direct MRBs, primarily due to updates to long-term asset mix assumptions supporting claims on certain variable annuities.
The Company issues certain variable annuity insurance contracts where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, and/or (2) the highest anniversary contract value on a specified date adjusted for any withdrawals. These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.
The Company also issues indexed variable annuity contracts for which the return is tied to the return of specific indices where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death. In certain of these indexed variable annuity contracts, the Company also contractually guarantees to the contractholder withdrawal benefits payable during specific periods.

For guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The following table presents accompanying information to the rollforward table above.

	December 31, 2023	December 31, 2022	December 31, 2021
	Variable Annuities
	($ in thousands)
Net amount at risk(1)	$739,353	$1,050,063	$128,292
Weighted-average attained age of contractholders	69	68	65
(1)For contracts with multiple benefit features, the highest net amount at risk for each contract is included.
The table below reconciles MRB asset and liability positions as of the following dates:

	December 31, 2023	December 31, 2022	December 31, 2021
	Variable Annuities
	(in thousands)
Market risk benefit assets	$537,659	$558,624	$940,706
Market risk benefit liabilities	537,659	558,624	940,706
Net balance	$0	$0	$0
11.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”), its parent companies, Pruco Life and Prudential Insurance, as well as third-parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily YRT and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
"Change in value of market risk benefits, net of related hedging gain (loss)" include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. These reinsurance agreements are market risk benefits and have been accounted for in the same manner.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Statements of Financial Position as of December 31, were as follows:

	2023	2022
	(in thousands)
Reinsurance recoverables(1)	$3,603,225	$3,098,248
Policy loans	(24,518)	(22,999)
Deferred policy acquisition costs(1)	(620,878)	(646,737)
Deferred sales inducements(1)	(35,313)	(38,146)
Market risk benefit assets(1)	419,715	478,439
Other assets(1)	40,267	42,265
Market risk benefit liabilities(1)	117,944	80,185
Other liabilities(1)	412,919	115,351
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
Reinsurance recoverables by counterparty as of December 31, are broken out below:

	2023	2022
	(in thousands)
Prudential Insurance(1)	$724,297	$456,633
PAR U(1)	1,725,753	1,575,260
PARCC(1)	432,554	464,142
PAR Term(1)	279,990	258,169
Term Re(1)	275,721	232,796
DART(1)	102,611	73,702
Pruco Life(1)	57,509	34,720
Unaffiliated	4,790	2,826
Total reinsurance recoverables(1)	$3,603,225	$3,098,248
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2023	2022	2021
	(in thousands)
Premiums:
Direct(1)	$240,044	$245,525	$249,162
Ceded(1)	(200,491)	(211,817)	(220,413)
Net premiums(1)	39,553	33,708	28,749
Policy charges and fee income:
Direct(1)	349,046	370,855	395,576
Ceded(1)(2)	(289,367)	(313,121)	(323,414)
Net policy charges and fee income(1)	59,679	57,734	72,162
Net investment income:
Direct	166,850	99,164	101,279
Ceded	(826)	(772)	(788)
Net investment income	166,024	98,392	100,491
Asset administration fees:
Direct	35,744	38,061	44,882
Ceded	(26,597)	(29,581)	(36,007)
Net asset administration fees	9,147	8,480	8,875
Realized investment gains (losses), net:
Direct(1)	(39,823)	12,855	465
Ceded(1)	(4,487)	980	50
Realized investment gains (losses), net(1)	(44,310)	13,835	515
Change in value of market risk benefits, net of related hedging gain (loss):
Direct(1)	266,390	256,613	448,327
Ceded(1)	(203,598)	(398,659)	(408,657)
Net change in value of market risk benefits, net of related hedging gain (loss)(1)	62,792	(142,046)	39,670
Policyholders’ benefits (including change in reserves):
Direct(1)	451,981	472,033	391,308
Ceded(1)(3)	(396,478)	(443,844)	(350,529)
Net policyholders’ benefits (including change in reserves)(1)	55,503	28,189	40,779
Change in estimates of liability for future policy benefits:
Direct(1)	(17,014)	208,188	14,590
Ceded(1)	14,899	(191,557)	(11,771)
Net change in estimates of liability for future policy benefits(1)	(2,115)	16,631	2,819
Interest credited to policyholders’ account balances:
Direct(1)	98,807	82,469	73,809
Ceded(1)	(34,672)	(34,891)	(30,805)
Net interest credited to policyholders’ account balances	64,135	47,578	43,004
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization(1)	(130,475)	(128,013)	(135,863)
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
(2)Includes $(5) million of unaffiliated activity for each of the years ended December 31, 2023, 2022 and 2021.
(3)Includes $(2) million, $2 million and $(2) million of unaffiliated activity for the years ended December 31, 2023, 2022 and 2021, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2023	2022	2021
	(in thousands)
Direct gross life insurance face amount in force	$154,561,817	$154,382,891	$156,103,597
Reinsurance ceded	(141,002,931)	(140,370,532)	(140,856,353)
Net life insurance face amount in force	$13,558,886	$14,012,359	$15,247,244
Significant Affiliated Reinsurance Agreements
Prudential Insurance
The Company has a YRT reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement was terminated for certain new business, primarily universal life business, and such business was reinsured to Pruco Life under a YRT reinsurance agreement. As of January 1, 2020, the remaining portions of new business (specifically term policies) ceased being reinsured by the Company to Prudential Insurance, and a separate YRT reinsurance agreement was established with Pruco Life for term policies.
Effective April 1, 2016, the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between Prudential Insurance and the Company. Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which is reinsured to Prudential Insurance through the existing reinsurance agreement. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to Prudential Insurance. As a result of the agreement, reinsurance payables includes the ceded modified coinsurance arrangement, which reflects the value of the invested assets retained by the Company and the associated asset returns.
PAR U
Effective July 1, 2012, the Company reinsures an amount equal to 95% of all risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Pruco Life
Effective July 1, 2017, the Company entered into a YRT reinsurance agreement with Pruco Life for new business, primarily covering universal life policies. Effective January 1, 2020, the Company entered in a similar YRT reinsurance agreement with Pruco Life for new business relating to term policies. Under these agreements the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them, together with the related variable annuity base contracts, with Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
12. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Current tax expense (benefit):
U.S. federal	$22,608	$(22,713)	$10,969
State and local	0	(103)	137
Total	22,608	(22,816)	11,106
Deferred tax expense (benefit):
U.S. federal(1)	(10,738)	(7,958)	(13)
Total	(10,738)	(7,958)	(13)
Income tax expense (benefit) from operations	11,870	(30,774)	11,093
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)(1)	(3,014)	(36,731)	(19,694)
Total income tax expense (benefit)	$8,856	$(67,505)	$(8,601)
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2023, 2022 and 2021, and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2023	2022	2021
	($ in thousands)
Expected federal income tax expense (benefit)(1)	$22,591	$(21,126)	$20,100
Non-taxable investment income	(6,452)	(6,259)	(6,371)
Tax credits	(4,301)	(3,393)	(3,478)
Changes in tax law	0	0	67
Other	32	4	775
Reported income tax expense (benefit)	$11,870	$(30,774)	$11,093
Effective tax rate(1)	11.0%	30.6%	11.6%
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes.” The Company’s effective tax rate for fiscal years 2023, 2022 and 2021 was 11.0%, 30.6% and 11.6%, respectively. The following is a description of items that had a significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2023, 2022 and 2021, and the Company's effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is included in the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $6 million of the total $6 million of 2023 non-taxable investment income, $5 million of the total $6 million of 2022 non-taxable investment income, and $6 million of the total $6 million of 2021 non-taxable investment income. The DRD for the current period was estimated using information from 2022, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Other. This line item represents reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	December 31,
	2023	2022
	(in thousands)
Deferred tax assets:
Insurance reserves(1)	$32,685	$1,677
Net unrealized loss on securities	41,482	56,805
Other	1,766	465
Deferred tax assets	75,933	58,947
Deferred tax liabilities:
Deferred policy acquisition cost(1)	21,540	15,078
Investments(1)	1,054	4,149
Deferred tax liabilities	22,594	19,227
Net deferred tax asset (liability)	$53,339	$39,720
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
Changes in market conditions, including the significant rise in interest rates since the beginning of 2022, resulted in the recording of deferred tax assets related to net unrealized tax capital losses in the Company. When assessing recoverability of these deferred tax assets, the Company considers its ability and intent to hold the underlying securities to recovery in value, if necessary, as well as other factors as noted above. As of December 31, 2023, based on all available evidence, including capital loss carryback capacity, the Company concluded that the deferred tax assets related to the unrealized tax capital losses on the available-for-sale securities portfolios are, more likely than not, expected to be realized.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company had no valuation allowance as of December 31, 2023, and 2022. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $108 million, $(101) million and $96 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2023, 2022, and 2021. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The Company did not recognize tax related interest and penalties.
At December 31, 2023, the Company remains subject to examination in the U.S. for tax years 2014 through 2023.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

13.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Operations and Comprehensive Income (Loss). Net unrealized investment gains (losses) are described in further detail in Note 2, Note 8 (Interest rate remeasurement of Liability for Future Policy Benefits) and Note 10 (Gains (losses) from Changes in Nonperformance Risk on Market Risk Benefits). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Interest Rate Remeasurement of Future Policy Benefits	Gain (Loss) from Changes in Non-Performance Risk on Market Risk Benefits	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2020	$(783)	$186,190	$0	$0	$185,407
Cumulative effect of adoption of ASU 2018-12	0	(11,979)	(45,378)	48,028	(9,329)
Change in OCI before reclassifications(2)	(259)	(66,843)	13,404	(39,669)	(93,367)
Amounts reclassified from AOCI	0	(418)	0	0	(418)
Income tax benefit (expense)(2)	54	14,125	(2,814)	8,329	19,694
Balance, December 31, 2021	(988)	121,075	(34,788)	16,688	101,987
Change in OCI before reclassifications(2)	(336)	(375,622)	59,865	142,048	(174,045)
Amounts reclassified from AOCI	0	(863)	0	0	(863)
Income tax benefit (expense)(2)	110	79,024	(12,573)	(29,830)	36,731
Balance, December 31, 2022	(1,214)	(176,386)	12,504	128,906	(36,190)
Change in OCI before reclassifications	225	58,121	(10,299)	(62,792)	(14,745)
Amounts reclassified from AOCI	0	394	0	0	394
Income tax benefit (expense)	(90)	(12,246)	2,164	13,186	3,014
Balance, December 31, 2023	$(1,079)	$(130,117)	$4,369	$79,300	$(47,527)
(1)Includes cash flow hedges of $5 million, $14 million and $5 million as of December 31, 2023, 2022 and 2021, respectively.
(2)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$1,175	$4,895	$2,292
Net unrealized investment gains (losses) on available-for-sale securities	(1,569)	(4,032)	(1,874)
Total net unrealized investment gains (losses)(4)	(394)	863	418
Total reclassifications for the period	$(394)	$863	$418
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on future policy benefits, policyholders’ account balances and other liabilities.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income (loss)” for a period that had been part of OCI in earlier periods. There are no amounts related to net unrealized investment gains (losses) on available-for-sale fixed maturity securities on which an allowance for credit losses has been recognized as of December 31, 2023. The amounts for the periods indicated below represent all other net unrealized investment gains (losses), are as follows:

	Net Unrealized Gains (Losses) on All Other Investments(1)	Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2020	$255,724	$28,241	$(48,283)	$(49,492)	$186,190
Cumulative effect of adoption of ASU 2018-12	0	59,506	(74,668)	3,183	(11,979)
Net investment gains (losses) on investments arising during the period	(74,500)	0	0	15,644	(58,856)
Reclassification adjustment for (gains) losses included in net income	(418)	0	0	88	(330)
Impact of net unrealized investment (gains) losses(4)	0	(22,975)	30,632	(1,607)	6,050
Balance, December 31, 2021	180,806	64,772	(92,319)	(32,184)	121,075
Net investment gains (losses) on investments arising during the period	(436,527)	0	0	91,638	(344,889)
Reclassification adjustment for (gains) losses included in net income	(863)	0	0	181	(682)
Impact of net unrealized investment (gains) losses(4)	0	(148,484)	209,389	(12,795)	48,110
Balance, December 31, 2022	(256,584)	(83,712)	117,070	46,840	(176,386)
Net investment gains (losses) on investments arising during the period	63,919	0	0	(13,381)	50,538
Reclassification adjustment for (gains) losses included in net income	394	0	0	(82)	312
Impact of net unrealized investment (gains) losses	0	31,446	(37,244)	1,217	(4,581)
Balance, December 31, 2023	$(192,271)	$(52,266)	$79,826	$34,594	$(130,117)
(1)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(2)"Other costs" primarily includes reinsurance recoverables.
(3)"Other liabilities" primarily includes reinsurance payables.
(4)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
14. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Insurance and Banking. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
The following table summarizes certain statutory financial information for the Company for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
	(in millions)
Statutory net income (loss)	$152	$(134)	$52
Statutory capital and surplus	1,080	851	592

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $143 million in 2024 without prior approval. The Company did not pay dividends to Pruco Life in 2023, 2022, and 2021.
15. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2023, 2022 and 2021. The expense charged to the Company for the deferred compensation program was $0.5 million, $0.4 million and $0.4 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $1 million for each of the years ended December 31, 2023, 2022 and 2021.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $1 million for each of the years ended December 31, 2023, 2022 and 2021.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $0.6 million, $0.5 million and $0.5 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company is charged distribution expenses from Prudential’s proprietary nationwide sales organization, “Prudential Advisors” through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement. Prudential Advisors distributes Prudential life insurance, annuities, and investment products with proprietary and non-proprietary product options.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $42 million, $29 million and $37 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $16 million, $12 million and $10 million for the years ended December 31, 2023, 2022 and 2021, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Corporate-Owned Life Insurance
The Company has sold three COLI policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,452 million and $2,946 million as of December 31, 2023 and 2022, respectively. Fees related to these COLI policies were $25 million, $27 million and $30 million for the years ended December 31, 2023, 2022 and 2021, respectively. The Company retains 10% of the mortality risk associated with these COLI policies up to $0.1 million per individual policy.
In May 2023, the Company funded a policy loan from the Prudential Financial COLI policy noted above in an amount of $900 million to an affiliated irrevocable trust, commonly referred to as a “rabbi trust”, which Prudential Financial created to support certain non-qualified retirement plans. The outstanding balance of the policy loan with the rabbi trust was $898 million as of December 31, 2023. Interest income related to the policy loan was $26 million for the year ended December 31, 2023.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $3 million for each of the years ended December 31, 2023, 2022 and 2021. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $58 million and $51 million of investments in joint ventures as of December 31, 2023 and 2022, respectively. "Net investment income" related to these ventures includes gains(losses) of $2 million, $2 million and $4 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $27 million, $30 million and $36 million for the years ended December 31, 2023, 2022 and 2021, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $8 million, $7 million and $8 million for the years ended December 31, 2023, 2022 and 2021, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates	Interest Rates			2023	2022
					(in thousands)
U.S. dollar fixed rate notes	2027	0.00%	-	14.85%	$0	$688
Total notes receivable - affiliated(1)					$0	$688
(1) All notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
There was no accrued interest receivable related to these loans as of December 31, 2023 and 2022. Revenues were $0.0 million for each of the years ended December 31, 2023, 2022 and 2021, and are included in “Other income (loss).”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2023 and 2022:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)	Realized Investment Gain (Loss)
				(in thousands)
Prudential Insurance	August 2022	Purchase	Fixed Maturities	$21,389	$19,630	$(1,390)	$0
Prudential Insurance	June 2023	Purchase	Fixed Maturities	$14,452	$15,086	$501	$0
Prudential Insurance	December 2023	Sale	Commercial Mortgage and Other Loans	$762	$754	$0	$8
Debt Agreements
The Company is authorized to borrow funds up to $250 million from affiliates to meet its capital and other funding needs. There was no debt outstanding for both 2023 and 2022.
The total interest expense to the Company related to loans payable to affiliates was $0.2 million, $0.0 million and $0.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Contributed Capital and Dividends
In February and December 2023, the Company received capital contributions in the amount of $175 million and $82 million from Pruco Life, respectively. In February, March, September and December 2022, the Company received capital contributions in the amount of $100 million, $2 million, $100 million and $125 million from Pruco Life, respectively. In March and December 2021, the Company received capital contributions in the amounts of $1 million and $100 million from Pruco, respectively.
There was no return of capital in 2023, 2022 and 2021.
The Company did not pay any dividends in 2023, 2022 and 2021.
Reinsurance with Affiliates
As discussed in Note 11, the Company participates in reinsurance transactions with certain affiliates.
16. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2023 and 2022, the outstanding balances on these commitments were $20 million and $15 million, respectively. These amounts do not include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was no allowance for credit losses as of either December 31, 2023 or 2022. There was no change in allowance for credit losses for both the years ended December 31, 2023 and 2022. The Company also made commitments to purchase or fund investments, mostly fund investments and private fixed maturities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. As of December 31, 2023 and 2022, $135 million and $62 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2023 and 2022.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2023, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Regulatory

Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements.